UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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EVERGREEN SOLAR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EVERGREEN SOLAR, INC.
138 Bartlett Street
Marlboro, Massachusetts 01752
NOTICE OF ANNUAL MEETING
To Be Held On July 15, 2005
To the Stockholders of Evergreen Solar, Inc.:
      Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Evergreen Solar, Inc., a Delaware corporation (the “Company”), will be held at 11:00 a.m., local time, on Friday, July 15, 2005, at the Royal Plaza Hotel & Trade Center, 181 Boston Post Road West, Marlboro, MA 01752, to consider and act upon the following proposals:
      1.     To elect members of the Board of Directors to serve as Class II Directors for a term of three years;
      2.     To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005;
      3.     To approve the amendment and restatement of the Company’s Amended 2000 Stock Option and Incentive Plan;
      4.     To approve the amendment and restatement of the Company’s 2000 Employee Stock Purchase Plan; and
      5.     To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.
      Only Stockholders of record at the close of business on May 20, 2005 are entitled to notice of and to vote at the Annual Meeting.
      All Stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, however, you are urged to submit your proxy as promptly as possible by following the instructions on the enclosed proxy card. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any Stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors,

Richard G. Chleboski
Secretary
Marlboro, Massachusetts
May 27, 2005
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

EVERGREEN SOLAR, INC.
138 Bartlett Street
Marlboro, MA 01752
PROXY STATEMENT
May 27, 2005
INFORMATION CONCERNING SOLICITATION AND VOTING
General
      This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Evergreen Solar, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Friday, July 15, 2005 (the “Annual Meeting”) at 11:00 a.m., local time, at the Royal Plaza Hotel & Trade Center, 181 Boston Post Road West, Marlboro, MA 01752, or at any adjournments or postponements thereof. Our Annual Report to Stockholders for the fiscal year ended December 31, 2004, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement and the accompanying notice and form of proxy are being mailed to stockholders on or about June 3, 2005.
Record Date and Share Ownership
      The Board of Directors has fixed the close of business on May 20, 2005 as the record date (the “Record Date”). Accordingly, only holders of record of our common stock as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or an adjournment thereof. As of May 20, 2005 an aggregate of 60,964,829 shares of our common stock were issued and outstanding.
Voting and Proxies
      The holders of common stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.
      Voting Procedures for Record Holders. If you hold a stock certificate in your name for our common stock, you are the owner of record. If you attend the meeting, you may vote in person. If you want to vote by proxy, there are three ways you may vote, each of which is valid under Delaware law, our state of incorporation:

1.	Access the Internet address on the proxy card and follow the instructions at that site;

2.	Call the toll-free telephone number listed in the voting instructions attached to the proxy card and follow the telephone prompts; OR

3.	Complete, sign, date, and return the enclosed proxy card.
Please have the voting form in hand when voting by Internet or telephone.
      Voting Procedures for Shares in Street Name. If your shares of our common stock are held in the name of a brokerage house or financial institution, you are a beneficial owner and the brokerage house or the financial institution holding your shares is the record holder. This is often referred to as being held in “street name”. You must follow the voting directions given by the brokerage or financial institution.
      Revocation of Proxy. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing with our Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of this proxy statement, above, (2) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752, Attention: Richard G. Chleboski, Secretary, at or before the taking of the vote at the Annual Meeting.
Quorum and Votes Required
      The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of shares of our common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes are counted as present or represented for purposes of determining the presence of a quorum.
      In the election of directors, the two persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected.
      All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.
      The persons named as attorneys-in-fact in the proxies, Richard M. Feldt and Richard G. Chleboski, were selected by the Board of Directors and are executive officers of Evergreen. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee’s name in the space provided on the proxy. All proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting.
      The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, shares represented by all proxies received by the board of directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.
      Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This proxy statement and form of proxy are being sent to you in connection with this request and have been prepared for the Board of Directors by our management.
Proxy Solicitation Costs
      The Company is bearing the cost of preparing, assembling, printing and mailing these proxy materials and soliciting votes. If you choose to vote over the Internet, you are responsible for Internet access charge that you incur. If you choose to vote by telephone, you are responsible for charges you may incur. We have engaged The Proxy Advisory Group of Strategic Stock Surveillance, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $15,000 in the aggregate.
Other Information
      Our Annual Report on Form 10-K for the fiscal year 2004 is being mailed to stockholders along with this Proxy Statement. STOCKHOLDERS MAY REQUEST ANOTHER FREE COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR 2004, EXHIBITS THERETO AND OTHER FINANCIAL INFORMATION BY CONTACTING EVERGREEN SOLAR, INC., 138 BARTLETT STREET, MARLBORO, MA 01752, ATTENTION: RICHARD G. CHLEBOSKI, SECRETARY.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information regarding beneficial ownership of our common stock as of May 23, 2005, or the measurement date, by: (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and named executive officers as a group. Unless otherwise indicated, the address for each beneficial owner is c/o Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, Massachusetts 01752.
      The following table is based on information supplied by our officers, directors, principal stockholders and Schedules 13D and 13G filed with the United States Securities and Exchange Commission (the “SEC”). The number of shares of our common stock beneficially owned by each 5% stockholder, director or executive officer is determined under the rules of the SEC. Under the SEC rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also includes any shares that the individual or entity has the right to acquire on or before May 23, 2005 through the exercise of stock options or warrants, and any reference in the footnotes to this table to shares subject to stock options or warrants refers only to stock options or warrants that are so exercisable. For purposes of computing the percentage of outstanding shares of our common stock held by each person or entity, any shares that such person or entity has the right to acquire on or before May 23, 2005 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that the stockholders named in this table have sole voting and investment power with respect to the shares of our common stock indicated as beneficially owned. The inclusion in the table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated in the footnotes below, the address for the beneficial owners listed in this table is care of Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, Massachusetts 01752.

	Number of Shares	Percentage of
	Beneficially	Shares of
Name and Address of Beneficial Owner	Owned(1)	Common Stock(2)

5% Stockholders:
FMR Corp Entities(3)	7,246,100	11.9%
82 Devonshire Street Boston, MA 02109
Nth Power Technologies Entities(4)	4,911,026	8.1%
50 California Street Suite 840 San Francisco, CA 94111
RockPort Capital Entities(5)	5,111,023	8.4%
160 Federal Street, 18th Floor Boston, MA 02110
Executive Officers and Directors:
Richard M. Feldt(6)	580,900	*
Richard G. Chleboski(7)	396,165	*
Dr. Jack I. Hanoka(8)	362,058	*
Mark A. Farber(9)	445,089	*
John J. McCaffrey(10)	181,147	*
Gary T. Pollard(11)	25,000	*
J. Terry Bailey	—	*
Dr. Brown F. Williams(12)	148,003	*
Timothy Woodward(13)	4,958,108	8.1%
Philip J. Deutch(14)	43,582	*
Michael El-Hillow(15)	29,411	*
Charles J. McDermott(16)	5,157,605	8.5%
Dr. Robert W. Shaw, Jr.(17)	459,796	*
Dr. William P. Sommers(18)	105,004	*
Dr. Gerald L. Wilson	—	*
All executive officers and directors as a group (15 persons)(19)	12,891,868	20.6%

*	Less than one percent of the outstanding shares of class.

(1)	The persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted in the footnotes below.

(2)	Applicable percentage ownership is based upon 60,964,829 shares of common stock outstanding as of the measurement date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days after the measurement date are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, as the case may be, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)	Based solely on reports filed by the entity with the Securities and Exchange Commission, includes 7,210,500 shares of common stock held by Fidelity Management & Research Company and 35,600 shares held by Fidelity Management Trust Company.

(4)	Based solely on reports filed by the entity with the Securities and Exchange Commission, includes 1,016,914 shares of common stock held by Nth Power Technologies Fund I, L.P., 1,947,056 shares of common stock held by Nth Power Technologies Fund II, L.P. and 1,947,056 shares of common stock held by Nth Power Technologies Fund II-A, L.P.

(5)	Based solely on reports filed by the entity with the Securities and Exchange Commission, includes 3,894,113 shares of common stock held by RockPort Capital Partners, L.P. and 1,216,910 shares of common stock held by RP Co-Investment Fund I L.P.

(6)	Includes 438,000 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(7)	Includes 209,511 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(8)	Includes 53,699 shares of common stock held by Dr. Hanoka and 138,568 shares of common stock held by Hanoka Evergreen Limited Partnership. Includes 169,791 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(9)	Includes 260,157 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(10)	Includes 169,580 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(11)	Includes 25,000 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(12)	Includes 147,303 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(13)	Consists of 47,082 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date and an aggregate of 4,911,026 shares of common stock held by Nth Power Technologies Entities. Mr. Woodward disclaims beneficial ownership of all of the shares of common stock held by the Nth Power Technologies Entities, other than shares in which he has a pecuniary interest.

(14)	Consists of 43,582 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(15)	Consists of 29,411 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(16)	Includes 46,582 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date and 5,111,023 shares of common stock held by the RockPort Capital Entities. Mr. McDermott disclaims beneficial ownership of all of the shares of common stock held by the RockPort Capital Entities, other than shares in which he has a pecuniary interest.

(17)	Includes 59,082 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date and 400,714 shares of common stock of which 9,331 shares of common stock are held by Dr. Shaw’s wife.

(18)	Includes 105,004 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(19)	For purposes of calculating the Percentage of Shares of common stock outstanding, the number of shares beneficially owned includes 1,750,085 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and holders of more than 10% of our common stock (collectively, the “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the SEC to furnish us with copies of all filings. Based on our review of the copies of such filings received by us with respect to the year ended December 31, 2004, we believe that all Reporting Persons complied with Section 16(a) filing requirements during the year ended December 31, 2004.

PROPOSAL ONE
ELECTION OF DIRECTORS
      Our Board of Directors currently consists of seven (7) members and is divided into three classes, with each director serving a three-year term and one class being elected at each year’s Annual Meeting of Stockholders. On April 13, 2005, pursuant to Section 2.2 of the Company’s bylaws, the Board of Directors resolved to reduce the size of the Board of Directors from nine (9) directors to seven (7) directors.
      Two Class II Directors will be elected at this Annual Meeting for a term of three years. The Class II nominees are Charles J. McDermott and Dr. Gerald L. Wilson. Mr. McDermott is currently serving as a Class II Director. Dr. Wilson was recommended to the Nominating and Corporate Governance Committee by Mr. Philip J. Deutch, a non-management member of our Board of Directors. Shares represented by all proxies received by the Board of Directors and not marked to withhold authority to vote for the nominees will be voted FOR the election of Charles J. McDermott and Dr. Gerald L. Wilson, to hold office until the Annual Meeting to be held in 2008.
      Each of the nominees has indicated their willingness to serve, if elected; however, if any nominee should be unable or unwilling to serve, the proxies may vote for the election of a substitute nominee designated by the Board of Directors.
Vote Required and Recommendation of the Board of Directors
      The two persons receiving the highest number of “FOR” votes represented by shares of the Company’s common stock present in person or represented by proxy and entitled to be voted at the Annual Meeting will be elected.
      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES LISTED BELOW.
      The following table sets forth for each nominee to be elected at the Annual Meeting and for each director whose term of office will extend beyond the Annual Meeting, the year each such nominee or director was first elected a director, the positions currently held by each nominee or director with us, the year each nominee’s or director’s term will expire and the class of director of each nominee or director:

Nominee’s or Director’s Name
and Year Nominee or Director		Year Term	Class of
First Became a Director	Position(s) Held with the Company	Will Expire	Director

Nominees:
Charles J. McDermott (2003)	Director	2008	II
Dr. Gerald L. Wilson	—	2008	II
Continuing Directors:
Philip J. Deutch (2003)	Director	2006	III
Timothy Woodward (2003)	Director	2006	III
Michel El-Hillow (2004)	Director	2007	I
Dr. William P. Sommers (1999)	Director	2007	I
Richard M. Feldt (2003)	Chief Executive Officer, President and Director	2007	I

OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
      The following table sets forth the ages (as of the date of the Annual Meeting) and present positions for each director nominee to be elected at the Annual Meeting, the current directors who will continue to serve as directors beyond the Annual Meeting, and our current executive officers. Each officer shall serve until his or her successor is elected and qualified.

Name	Age	Position

Richard M. Feldt	54	Chief Executive Officer, President and Director
Richard G. Chleboski	40	Chief Financial Officer, Vice President, Treasurer and Secretary
Dr. Jack I. Hanoka	69	Vice President and Chief Technical Officer
Dr. Terry Bailey	51	Senior Vice President, Marketing and Sales
Mark A. Farber	52	Vice President, Strategic Planning
Dr. Brown F. Williams	64	Vice President, Research and Development
Gary T. Pollard	45	Vice President, Human Resources
Timothy Woodward(1)(3)	45	Chairman of the Board of Directors
Philip J. Deutch(1)	41	Director
Michael El-Hillow(2)	53	Director
Charles J. McDermott(2)(3)	54	Director
Dr. William P. Sommers(2)	71	Director
Dr. Gerald L. Wilson	66	Director (nominee)

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Nominating and Corporate Governance Committee.
Directors to be Elected at the Annual Meeting:
      Charles J. McDermott is a Partner in RockPort Capital Partners and Chief Executive Officer of the RockPort Group. From 1990 to 1998, Mr. McDermott was Vice President of Waste Management Inc., overseeing advocacy before the U.S. Congress, the Environmental Protection Agency and other federal agencies and the White House. During his tenure from 1984 to 1986 at Citizens Energy, a non-profit energy company, Mr. McDermott helped pioneer the creation of the nation’s first bulk electric power trading company. Mr. McDermott later served as Campaign Director and then as Chief of Staff for Congressman Joseph P. Kennedy II from 1986 to 1990 and has served on various EPA advisory councils and presidential task forces. Mr. McDermott serves on the Board of Directors and as President of the CEO Coalition to Advance Sustainable Technologies, is a member of the Board of Governors of the National Association of Small Business Investment Companies and also serves on the Board of Directors of Cerox Corporation.
      Dr. Gerald L. Wilson is the Vannevar Bush Professor of Engineering at the Massachusetts Institute of Technology (MIT) and the former Dean of the School of Engineering at MIT. Dr. Wilson has served on MIT’s faculty since 1965 and currently serves as a Professor of Electrical and Mechanical Engineering. Dr. Wilson also served as the Chairman of the Science Advisory Board of General Motors Corporation and as the Chairman of the Science Advisory Board of Pratt and Whitney, a division of United Technologies Corporation. He is a director of NSTAR and Analogic Corporation. Dr. Wilson received his B.S. and M.S. in Electrical Engineering and his Sc.D. in Mechanical Engineering from MIT.
Directors Whose Terms Extend Beyond the Annual Meeting:
      Richard M. Feldt has served as our President and Chief Executive Officer and a director since December 2003. Previously he was employed by Perseid, a developer of optical phased array technology created by Raytheon, where he served as Chief Executive Officer in 2002. Prior to that, from 2000 to 2001, Mr. Feldt served as Chief Operating Officer of SupplierMarket.com, a B2B internet supply chain management company that was sold to Ariba. From 1995 to 2000, Mr. Feldt was Senior Vice President and General Manager of Worldwide Operations at Symbol Technologies, a data transaction systems company. In addition, Mr. Feldt has held senior positions at A.T. Cross Company, Eastman Kodak Company and Spectra-Physics, Inc. He received a B.S. in Industrial Engineering from Northeastern University.
      Timothy Woodward has served as director since May 2003, and he has served as the Chairman of our Board of Directors since November 2004. Mr. Woodward is a Managing Director of Nth Power, L.L.C., a venture capital firm dedicated to the global energy sector. Mr. Woodward joined Nth Power in 1998 following eight years of managing venture capital investments at Liberty Environmental Partners, a venture capital firm focused on environmental, industrial and energy technologies. In 1991, Mr. Woodward assisted in the formation of Liberty Environmental Partners, where he co-managed the firm’s venture capital activities. Prior to forming Liberty Environmental Partners, Mr. Woodward was part of the founding senior management team of First Source, a company providing industrial solvent recycling services, and from 1982 to 1987 he worked in international marketing at Claude Laval Corporation, an industrial filtration equipment manufacturer. Mr. Woodward serves on the Board of Directors of AllConnect, Comverge, Wellspring International and H2Gen. Mr. Woodward received an M.B.A. from the University of California, Los Angeles and a B.S. in Resource Economics from the University of California, Berkeley.
      Philip J. Deutch has served as a director since May 2003. Mr. Deutch is currently a general partner with NGP Energy Technology Partners, a private equity firm investing in small and mid-sized companies that develop energy technologies and provide technology driven products and services to the energy industry. He was a Managing Director of Perseus, L.L.C., a Washington, D.C. and New York City-based private equity firm and led Perseus’ energy technology investing from 1997 to 2005. Mr. Deutch serves on the Board of Directors of Beacon Power Corporation. Prior to joining Perseus, Mr. Deutch worked at Williams & Connolly and in the Mergers and Acquisitions Department of Morgan Stanley & Co. Mr. Deutch is a member of the Board of Directors of the International Center for Research on Women. Mr. Deutch received a J.D. from Stanford Law School and a B.A. from Amherst College.
      Michael El-Hillow has served as a director since August of 2004, and our Board of Directors has determined that he qualifies as an “audit committee financial expert” for purposes of applicable SEC rules. Mr. El-Hillow has been Executive Vice President and Chief Financial Officer of Advanced Energy since September 2001. Prior to joining Advanced Energy, he was Senior Vice President and Chief Financial Officer at Helix Technology Corporation, a major supplier of high-vacuum products principally to the semiconductor capital equipment industry, from 1997 until 2001. Prior to Helix, he was Vice President, Finance, Treasurer and Chief Financial Officer at A.T. Cross Company and an audit partner at Ernst & Young. Mr. El-Hillow received an M.B.A. from Babson College in Babson Park, Massachusetts, received a B.S. in Accounting from the University of Massachusetts and he is a certified public accountant.
      Dr. William P. Sommers has served as a director since January 1999. From 1994 to 1998, Dr. Sommers was President and Chief Executive Officer of SRI International, formerly Stanford Research Institute, a not-for-profit contract research and development organization. Dr. Sommers retired in 1998. From 1963 to 1993, he was an Executive Vice President and director of Booz-Allen & Hamilton. Dr. Sommers has served on the Board of Directors of Litton Industries, Inc., Scudder Mutual Funds, Pressure Systems, Inc., H2Gen Innovations, Inc. and Zassi Medical Evolutions, Inc. Dr. Sommers received a Ph.D. in Aeronautical Engineering from the University of Michigan, with highest honors, and an M.S. and a B.S. in Mechanical Engineering.
Directors Whose Terms Expire on the Date of the Annual Meeting:
      Dr. Robert W. Shaw, Jr. served as the Chairman of our Board of Directors from October 1994 until January 2004 and continues to serve as a director. Since 1983, Dr. Shaw has served as President of Arete Corporation, a venture capital management firm with a focus on the energy technology sector, and has been General Partner of six venture capital funds. Prior to that time, Dr. Shaw was a senior vice president and director of Booz-Allen & Hamilton, an international management and technology consulting firm, where he founded the firm’s energy division. Dr. Shaw is Chairman of the Board of Directors of Proton Energy Systems, Inc. Dr. Shaw received a B.E.P. degree and an M.S. in Electrical Engineering from Cornell University, an M.P.A. from American University, and a Ph.D. in Applied Physics from Stanford University. Dr. Shaw’s term as a director will expire on the date of the Annual Meeting.
Non-Director Executive Officers:
      Richard G. Chleboski has served as our Chief Financial Officer, Vice President and Treasurer since August 1994 and our Secretary since May 2000. From June 1995 until May 2003, Mr. Chleboski served as a director. From July 1987 until February 1994, Mr. Chleboski worked at Mobil Solar Energy Corporation, the solar power subsidiary of Mobil Corporation, where he was the Strategic Planner from March 1991 until February 1994 and a Process Engineer from 1987 until 1991. Mr. Chleboski received an M.B.A. from Boston College and a B.S. in Electrical Engineering from the Massachusetts Institute of Technology.
      Dr. Jack I. Hanoka has served as our Vice President and Chief Technical Officer since August 1994. From December 1978 until February 1994, Dr. Hanoka worked at Mobil Solar Energy Corporation, the solar power division of Mobil Corporation, where he was a Research Associate. Dr. Hanoka received a Ph.D. in Solid State Physics and an M.S. in Ceramic Science from Pennsylvania State University and a B.A. in Liberal Arts and a B.S. in Ceramic Engineering from Rutgers University.
      Dr. Terry Bailey has served as our Senior Vice President, Marketing and Sales since August 2004. Prior to this position, Dr. Bailey was a consultant for GE Power Systems from April 2004 to August 2004. From February 2003 to April 2004, Dr. Bailey served as Vice President of Marketing and Sales for AstroPower, Inc., a leading solar technology supplier which was acquired by General Electric in August 2004. Prior to that, Dr. Bailey served as the President and Chief Executive Officer of Salus Micro Technologies from February 1999 to November 2002. Dr. Bailey served as Executive Vice President, Chief Operating Officer of NEC Technologies, Inc., a wholly owned subsidiary of NEC. Dr. Bailey earlier served as Senior Vice President, Marketing and Sales at NEC Technologies. Prior to NEC, Dr. Bailey was an executive at Apple Computer, where he served in various positions, including Senior Vice President and General Manager for Apple’s Imaging Division. Dr. Bailey received a Ph.D. in Analytical Chemistry from Florida State University, specializing in nuclear magnetic resonance research and computer system graphics integration, and he received a B.S. in Chemistry from the University of Alabama.
      Mark A. Farber has served as our Vice President, Strategic Planning since December 2003. Mr. Farber was appointed President at our inception in August 1994 and was later also appointed as our first Chief Executive Officer in May 2000. He served as President and Chief Executive Officer until December 2003. He was also a director from our inception in August 1994 until October 2004. From July 1988 until February 1994, Mr. Farber worked at Mobil Solar Energy Corporation, the solar power subsidiary of Mobil Corporation, where he was responsible for marketing, sales and corporate partnering activities. From June 1976 until June 1988, Mr. Farber was employed by Temple, Barker and Sloane, now Mercer Management Consulting, as a management consultant where he advised electric utilities, equipment manufacturers and government agencies on economic, business and policy issues related to energy. Mr. Farber received an M.S. in Management from the Sloan School of Management of the Massachusetts Institute of Technology and a B.S. in Industrial Engineering and Operations Research from Cornell University.
      Dr. Brown F. Williams has served as Vice President, Research and Development since November 2004. Dr. Williams served as a director since 1999 and served as Chairman of our Board of Directors since January 2004. From 1990 to 2003, Mr. Williams served as Chief Executive Officer and Chairman of the Board of Directors of Princeton Video Image, Inc., a company he founded in 1990. From 1988 to 1990, Mr. Williams was an independent consultant to venture capital firms. Dr. Williams has also held several research and managerial positions at RCA Laboratories from 1966 to 1998. He received a Ph.D., M.A. and A.B. and degrees in Physics from the University of California Riverside and was both a University of California Regents Fellow and a National Science Foundation Fellow.
      Gary T. Pollard has served as our Vice President, Human Resources since June 2004. Prior to joining Evergreen, Mr. Pollard worked as an independent consultant for regional and international companies in high technology, healthcare, pharmaceuticals and food services developing hiring, recruitment and HR programs, and designing benefit plans. From 1996 to 2002, he served as Vice President of Human Resources for The Mentor Network, a Boston-based company with 6,000 employees and 150 locations in 22 states at the time he left the company. He was also Vice President of Human Resources for Advantage Health Corporation of Woburn, Massachusetts, and Director of Human Resources for Critical Care America, based in Westborough, Massachusetts. He has also held positions at Signal Capital Corporation, Martin Marietta Aerospace and General Electric Information Services. Mr. Pollard received a B.A. in Economics from Saint Michael’s College in Vermont. He is a member of the Society of Human Resource Management and the Northeast Human Resources Association.
CORPORATE GOVERNANCE AND BOARD AND COMMITTEE MATTERS
Independence of Members of the Board of Directors and Committees
      The Board of Directors has determined that each of Mr. Woodward, Mr. Deutch, Mr. El-Hillow, Mr. McDermott, Dr. Shaw and Dr. Sommers has no relationship with the Company other than as a stockholder and as a result of service on the Board of Directors and each is independent within the meaning of the Company’s director independence standards and the director independence standards of The Nasdaq Stock Market, Inc. (“Nasdaq”). Furthermore, the Board of Directors has determined that each member of each of the committees of the Board of Directors has no relationship with the Company other than as a stockholder and service on the Board of Directors and the committee(s) thereof and each is independent within the meaning of the Company’s and Nasdaq’s director independence standards. The Board of Directors has also determined that Dr. Wilson, a nominee for the Board of Directors, is independent within the meaning of the Company’s director independence standards and the director independence standards of Nasdaq.
Board of Directors Meetings
      The Board of Directors met 14 times (including telephonic meetings) during the fiscal year ended December 31, 2004. During the fiscal year ended December 31, 2004, each of our directors attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors (held during the period for which he has been a director) and all committees of the Board of Directors on which he served (during the periods that he served). Independent members of the Board of Directors of the Company meet in executive session without management present and are scheduled to do so at least four times during fiscal year 2005.
Policy on Director Attendance at Annual Meetings
      The Company’s policy on director attendance at Annual Meetings is that all directors are expected to prepare for, attend in person and participate in the Annual Meeting of Stockholders of the Company. Each of the Company’s board members attended last year’s Annual Meeting in person or by teleconference except for Mr. Williams, Mr. Sommers and Mr. Farber.
Security Holder Communications with the Board
      The Board of Directors provides to every security holder the ability to communicate with the Board of Directors, as a whole, and with individual directors on the board, through an established process for security holder communication as follows:

For communication directed to the Board of Directors as a whole, security holders may send such communication to the attention of the Chairman of the Board via U.S. Mail or Expedited Delivery Service to the address below:
Evergreen Solar, Inc.
138 Bartlett Street
Marlboro, Massachusetts 01752
Attn: Chairman of the Board of Directors

For communication directed to an individual director in his or her capacity as a member of the Board of Directors, security holders may send such communication to the attention of the individual director via U.S. Mail or Expedited Delivery Service to the address below:
Evergreen Solar, Inc.
138 Bartlett Street
Marlboro, Massachusetts 01752
Attn: [Name of Individual Director]
      The Company will forward by U.S. Mail any such security holder communication to each director, and the Chairman of the Board in his or her capacity as a representative of the Board of Directors, to whom such security holder communication is addressed to the address specified by each such director and the Chairman of the Board.
      More information regarding Security Holder — Board communications is contained in our Policy Governing Director Nominations and Security Holder — Board Communications which may be obtained by written request sent to Evergreen Solar, Inc. Nominating and Corporate Governance Committee, 138 Bartlett Street, Marlboro, Massachusetts 01752.
Audit Committee
      The Audit Committee of the Board of Directors, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, currently consists of Mr. El-Hillow, Mr. McDermott and Dr. Sommers. Each of the members of the Audit Committee is independent within the meaning of the Company’s director independence standards and the applicable standards of Nasdaq and the SEC for audit committee membership. The Board of Directors has determined that Mr. El-Hillow is an “audit committee financial expert” under the rules of the SEC.
      The Audit Committee met six times (including telephonic meetings) during 2004. The Audit Committee oversees our accounting and financial functions and periodically meets with our management and independent registered public accounting firm to review financial and accounting controls and quarterly and annual financial reports. The primary functions of the Audit Committee are to (i) oversee the appointment, compensation and retention of the Company’s independent registered public accounting firm and to oversee the work performed by such accountants; (ii) assist the Board of Directors in fulfilling its responsibilities by reviewing: (a) the financial reports provided by the Company to the SEC, the Company’s stockholders or to the general public, and (b) the Company’s internal financial and accounting controls; (iii) recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of the Company’s financial condition and results of operations; (iv) establish procedures designed to facilitate (a) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (b) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters; (v) engage advisors as necessary; and (vi) distribute relevant funding from the Company that is necessary or appropriate to carry out the Audit Committee’s duties.
      The Audit Committee operates under a written charter adopted by the Board of Directors setting out the functions the Audit Committee is to perform, a current copy of which is attached hereto as Appendix A.
Compensation Committee
      The Compensation Committee of the Board of Directors currently consists of Dr. Shaw, Mr. Deutch and Mr. Woodward, each of whom is independent within the meaning of the director independence standards of the Company and of Nasdaq. The Compensation Committee met two times during 2004. The functions of the Compensation Committee include: (i) reviewing and making recommendations to management on company-wide compensation programs and practices; (ii) taking final action with respect to the individual salary, bonus and equity arrangements of the Company’s Chief Executive Officer (the “CEO”) and other senior executives reporting directly to the CEO; and (iii) recommending, subject to approval by the Board of Directors, new equity-based plans and any material amendments thereto for which stockholder approval is required or desirable. Following the Annual Meeting, the Compensation Committee will consist of Mr. Deutch and Mr. Woodward.
      The Compensation Committee operates under a written charter adopted by the Board of Directors.
Compensation Committee Interlocks and Insider Participation
      No current member of the Compensation Committee or person who was a member of such committee at any time during 2004 was at any time during the past year an officer or employee of the Company (or any of our subsidiaries), was formerly an officer of the Company (or any of its subsidiaries), or had any relationship with the Company requiring disclosure herein. The Compensation Committee operates under a written charter adopted by the Board of Directors setting out the functions the Compensation Committee is to perform.
      During the last fiscal year, none of our executive officers served as (i) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on our Compensation Committee; (ii) a director of another entity, one of whose executive officers served on our Compensation Committee; or (iii) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of our Board of Directors.
Nominating and Corporate Governance Committee
      The Nominating and Corporate Governance Committee of the Board of Directors was established on April 21, 2004 and currently consists of Mr. McDermott and Mr. Woodward, each of whom is independent within the meaning of the director independence standards of the Company and of Nasdaq. The Nominating and Corporate Governance Committee is responsible for (i) reviewing and making recommendations to the Board of Directors regarding the composition and structure of the Board of Directors; (ii) establishing criteria for membership on the Board of Directors and evaluating corporate policies relating to the recruitment of members of the Board of Directors; and (iii) establishing, implementing and monitoring policies and processes regarding principles of corporate governance in order to ensure compliance by the Board of Directors with its fiduciary duties to the Company and its stockholders.
      The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a current copy of which is not available on our website but is attached hereto as Appendix B.
Director Nominations

Nominations by Stockholders
      The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders provided that such recommendations are delivered pursuant to the Policy Governing Director Nominations and Security Holder — Board Communications. A copy of this policy may be obtained by writing to Evergreen Solar, Inc. Nominating and Corporate Governance Committee, 138 Bartlett Street, Marlboro, MA 01752. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee as nominees for election to the Board of Directors must give written notice to the Nominating and Corporate Governance Committee of the Company via one of three methods: (i) via U.S. Mail or Expedited Delivery to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752, c/o Secretary of the Company; (ii) via facsimile at (508) 357-2279 or (iii) via email to the Chairman of the Nominating and Corporate Governance Committee at nominations@evergreensolar.com. Such notice must set forth all information that is required to be disclosed under applicable rules and regulations of the SEC and the Policy Governing Director Nominations and Security Holder — Board Communications for each person whom such stockholder proposes to nominate. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates director candidates, including the criteria set forth in the

Policy Governing Director Nominations and Security Holder-Board Communications, based on whether the candidate was recommended by a stockholder or otherwise.

Evaluation of Director Candidates
      Generally, the Nominating and Corporate Governance Committee identifies director candidates in consultation with management, through the use of search firms or other advisers, or through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through various means that the Nominating and Corporate Governance Committee deems to be helpful in the evaluation process, including through interviews. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors.
      The Board of Directors believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board of Directors also believes that its directors should ideally reflect a mix of experience and other qualifications. A member of the Board of Directors should have adequate experience in disciplines relevant to the business of the Company and be free from any relationship that would interfere with, or have the appearance of interfering with, the exercise of his or her independent judgment as a member of the Board of Directors. The Nominating and Corporate Governance Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, and, for incumbent directors, his or her past performance. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Directors’ approval as director nominees for election to the Board of Directors. The Nominating and Corporate Governance also recommends candidates for the Board of Directors’ appointment to the committees of the Board of Directors.
Director Compensation
      Non-employee directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and any committees of the Board of Directors on which they serve. Directors are also eligible to participate in the 2000 Stock Option and Incentive Plan. Our Board of Directors put into effect a Compensation Policy for Directors at the annual meeting of the Board of Directors on August 19, 2004. Under this Compensation Policy for Directors, non-employee directors, including directors affiliated with our stockholders, are entitled to receive options to purchase 10,000 shares of common stock upon their election to the board. These options will vest immediately. All non-employee directors will receive 10,000 options at the annual meeting of the Board of Directors and will receive an additional 10,000 options at each annual meeting thereafter. These annual option grants will vest daily, and directors who join the board between annual meetings will receive a pro-rated number of options based on the date such director joins the board. Directors will also receive, at their option, an additional $2,500 or 2,500 fully vested options at the end of each quarter of service on the board. The Chairman of the Board will receive an additional $5,000 or 5,000 fully vested options, at his option, on the date of the annual meeting each year. If the Chairman is elected between annual meetings, he will receive a pro-rata number based on the date of his election. Each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee will receive an additional 2,500 fully vested options on the date of the annual meeting each year and the chairman of each such committee will receive an additional 1,000 fully vested options on such date. The Board of Directors may, from time to time, set lump-sum compensation for special committees.

AUDIT COMMITTEE REPORT
      The Audit Committee is currently comprised of Mr. Michael El-Hillow, Mr. Charles J. McDermott and Dr. William P. Sommers, each of whom are independent within the meaning of the Company’s director independence standards and the applicable standards of Nasdaq and the SEC. That is, none of the members of the Audit Committee has a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. The Board of Directors has determined that Michael El-Hillow qualifies as an “audit committee financial expert” under the rules of the SEC.
      The Audit Committee operates under a written charter adopted by the Board of Directors setting out the functions the Audit Committee is to perform, which charter was originally adopted by the Board of Directors in May 2000 and restated in its entirety in April 2004 and which was further restated in its entirety in May 2005 by the written charter attached as Appendix A to this Proxy Statement. The charter of the Audit Committee is reviewed on an annual basis by the Audit Committee.
      The Audit Committee met six times during 2004, and periodically meets privately with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, who has unrestricted access to the Audit Committee.
      Management has primary responsibility for the Company’s consolidated financial statements and the overall reporting process, including the Company’s system of internal controls. The Audit Committee oversees the accounting and financial functions of the Company and periodically meets with the Company’s management and independent registered public accounting firm to review financial and accounting controls and quarterly and annual financial reports. The Audit Committee also has the sole authority and is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm and reviews periodically their performance and independence.
      In connection with these responsibilities, the Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2004, and has discussed them with both management and the Company’s independent registered public accounting firm.
      The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. PricewaterhouseCoopers LLP has provided the Audit Committee with written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with the Audit Committee that firm’s independence.
      Based on the review and discussions described above, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.
      Respectfully submitted by the Audit Committee.

THE AUDIT COMMITTEE

Michael El-Hillow
Dr. William P. Sommers
Charles J. McDermott

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Executive Compensation Summary
      The following table sets forth the annual and long-term compensation of our Chief Executive Officer and each of our four other most highly compensated executive officers who were serving as executive officers as of December 31, 2004 and whose salary and bonus exceeded $100,000 for fiscal year 2004 (collectively, the “Named Executive Officers”) for fiscal years ended December 31, 2004, 2003 and 2002. Mr. Farber served as our Chief Executive Officer and President until December 11, 2003. Mr. Feldt was appointed as our Chief Executive Officer and President on December 11, 2003.
Summary Compensation Table

					Long-Term
					Compensation
		Annual Compensation			Awards(2)

					Securities
				Other Annual	Underlying	All Other
Name and Principal Position(s)		Salary($)	Bonus($)(5)	Compensation($)(1)	Options	Compensation($)(3)

Richard M. Feldt(4)	2004	242,750	150,000	0	250,000	0
Chief Executive Officer,	2003	13,587	0	0	2,000,000	0
President and Director	2002	0	0	0	0	0
Mark A. Farber	2004	174,386	22,314	0	0	750
Vice President,	2003	172,093	4,000	0	300,000	0
Marketing & Business	2002	167,357	0	0	0	0
Development
Richard G. Chleboski	2004	142,343	17,852	0	50,000	750
Chief Financial Officer,	2003	136,372	4,000	0	275,000	0
Treasurer, and Secretary	2002	130,771	0	0	0	0
Dr. Jack I. Hanoka	2004	140,786	17,757	0	0	750
Chief Technical Officer	2003	138,120	2,000	0	190,000	0
	2002	135,982	0	0	0	0
John J. McCaffrey, Jr.(6)	2004	154,265	19,764	0	30,000	750
Vice President,	2003	151,687	3,000	0	205,000	0
Manufacturing and	2002	146,464	0	0	0	0
Engineering

(1)	No Named Executive Officers received prerequisites or other personal benefits in excess of the lesser of $50,000 or 10% of their total annual salary and bonus during the fiscal years ended December 31, 2004, 2003 and 2002. The compensation described in this table does not include medical, group life insurance and other benefits received by the Named Executive Officers which are available generally to all of our salaried employees and certain perquisites and other personal benefits received by the Named Executive Officers which do not exceed the lesser of $50,000 or 10% of any such officer’s total salary and bonus reported in this table.

(2)	We did not grant any stock appreciation rights or make any long-term incentive plan payouts to the Named Executive Officers during the fiscal years ended December 31, 2004, 2003 and 2002.

(3)	Dollar amount represents our matching contributions to the 401(k) plan account of the Named Executive Officers for the fiscal year as indicated.

(4)	Mr. Feldt became an employee and executive officer when he was elected Chief Executive Officer, President and Director on December 11, 2003.

(5)	Represents bonus earned during fiscal year and paid in the following year.

(6)	Mr. McCaffrey resigned as Vice President, Manufacturing and Engineering on May 11, 2005. He is continuing with the Company as its Director of Engineering.

Option Grants in Last Fiscal Year
      We did not grant any stock options or stock appreciation rights to our Named Executive Officers during the fiscal year ended December 31, 2004.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
      The following table sets forth certain information with respect to options to purchase our common stock granted to the Named Executive Officers, including (i) the number of shares of common stock purchased upon exercise of options in the fiscal year ended December 31, 2004; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding at December 31, 2004; and (iv) the value of unexercised options at exercise prices equal to or less than the market value of the common stock at December 31, 2004 (“In-the-Money”).
Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options held at		In-the-Money Options at
	Shares		December 31, 2004		December 31, 2004($)(2)
	Acquired on	Value
Name	Exercise	Realized($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Richard M. Feldt	0	0	500,000	1,500,000	$1,380,000	$4,140,000
Mark A. Farber	0	0	247,657	230,000	$526,399	$559,400
Richard G. Chleboski	0	0	197,011	210,000	$423,242	$512,738
Dr. Jack I. Hanoka	0	0	166,041	147,500	$355,971	$349,575
John J. McCaffrey, Jr.(3)	0	0	162,080	163,750	$304,938	$385,863

(1)	Amounts calculated by subtracting the aggregate exercise price of the options from the market value of the underlying common stock on the date of exercise, and do not reflect amounts actually received by the Named Executive Officers.

(2)	Amounts calculated by subtracting the exercise price of the options from the fair market value of the underlying common stock as quoted on The Nasdaq Stock Market, Inc. on December 31, 2004 of $4.37 per share, multiplied by the number of shares underlying the options, and do not reflect amounts that may be actually received by the Named Executive Officers upon exercise of options.

(3)	Mr. McCaffrey resigned as Vice President, Manufacturing and Engineering on May 11, 2005. He is continuing with the Company as its Director of Engineering.
Equity Compensation Plan Information
      The following table provides information as of December 31, 2004 with respect to shares of our common stock that may be issued under equity compensation plans:

			(c)
	(a)		Number of securities remaining
	Number of securities to be	(b)	available for future issuance
	issued upon exercise	Weighted-average exercise	under equity compensation
	of outstanding options,	price of outstanding options,	plans (excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))

Equity compensation plans approved by security holders	5,749,734	$2.41	2,535,142
Equity compensation plans not approved by security holders	0	—	0

Total	5,749,734	$2.41	2,535,142

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      The Compensation Committee of the Board of Directors is currently composed of Dr. Robert W. Shaw, Jr., Mr. Philip J. Deutch, and Mr. Timothy Woodward. Pursuant to authority delegated by the Board of Directors, the Compensation Committee reviews and evaluates the performance of the Company’s executive officers and makes recommendations to the Board of Directors regarding the appropriate level of base compensation and bonus and other incentive compensation for certain senior employees, including all executive officers other than the Chief Executive Officer, whose base compensation, bonus and other incentive compensation the Compensation Committee establishes and approves. The Compensation Committee is also responsible for establishing general compensation policies and guidelines and for administering and making recommendations and awards under Evergreen’s 2000 Stock Option and Incentive Plan and Evergreen’s 2000 Employee Stock Purchase Plan.
      Overview and Philosophy. Evergreen’s executive compensation policies are designed to:

•	provide compensation that attracts, motivates and retains experienced and well-qualified executives capable of leading Evergreen to meet its business objectives;

•	recognize and reward performance of Evergreen’s executive officers, both as individuals and as members of a cohesive management team, in meeting certain strategic objectives;

•	align the interests of Evergreen’s executive team with those of Evergreen; and

•	align the interests of Evergreen’s executive team with those of Evergreen’s stockholders through long-term equity-based incentives.
      Evergreen’s executive officers receive a compensation package consisting of base salary, incentive cash bonuses, long-term incentive awards in the form of stock options, and participation in benefit plans generally available to all of Evergreen’s employees. In setting executive officer compensation levels, the Committee is guided by the following considerations:

•	a portion of each executive officer’s compensation should be contingent upon the achievement of specific predetermined corporate objectives as well as upon each executive officer’s individual level of performance;

•	compensation levels should reflect Evergreen’s past performance and expectations of future performance;

•	compensation levels should be competitive with compensation generally being paid to executives in Evergreen’s industry to ensure Evergreen’s ability to attract and retain experienced and well-qualified executives; and

•	a significant portion of executive officer compensation should be paid in the form of equity-based incentives to link closely stockholder and executive interests.
      The Committee also considered Evergreen’s financial performance in fiscal year 2004, certain milestones achieved by Evergreen, and individual executive officer duties. Additional factors which the Compensation Committee considered with respect to each executive officer’s compensation package for fiscal year 2004 are summarized below. The Compensation Committee may, however, in its discretion, apply different or additional factors in making decisions with respect to executive compensation in future years. Also, the committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to Evergreen’s long-term goals and strategies.
      Base Salary. Fiscal 2004 base salaries for Evergreen’s executive officers were determined by the Compensation Committee after considering the base salary level of the executive officers in prior years, and taking into account for each executive officer the amount of base salary as a component of total compensation. Generally, salary decisions for Evergreen’s executive officers are made after the end of each fiscal year. Base salary, while reviewed annually, is only adjusted as deemed necessary by the Compensation Committee in determining total compensation. Base salary levels for each of Evergreen’s executive officers, other than the Chief Executive Officer, were also based in part upon evaluations and recommendations made by the Chief Executive Officer.
      Bonus Compensation. In determining bonus compensation for Evergreen’s executive officers, the Compensation Committee evaluates Evergreen’s achievement of its strategic objectives, individual performance and the actual performance of each such executive officer. The balance of cash-incentive versus equity-based bonus is driven both by the individual’s performance as well as by the Company’s overall performance and situation. Future bonus compensation, if any, will be awarded based on factors described above as well as any additional factors the Committee deems necessary.
      Long Term Incentive Compensation. The Compensation Committee believes that stock option participation aligns the interests of executive officers with those of the stockholders. In addition, the Compensation Committee believes that equity ownership by executive officers helps to balance the short-term focus of annual incentive compensation with a longer term view and may help to retain such persons. Long-term incentive compensation, in the form of stock options, allows executive officers to share in any appreciation in the value of Evergreen’s common stock. The Compensation Committee generally grants stock options that become exercisable over a four year period as a means of encouraging executive officers to remain with us and promote Evergreen’s success. In general, the Compensation Committee awards stock options to Evergreen’s executive officers with exercise prices equal to the market price of a share of Evergreen’s common stock on the date of grant. As a result, executive officers will benefit from these stock option grants only to the extent that the price of Evergreen’s common stock increases and Evergreen’s stockholders have also benefited.
      When establishing stock option grant levels, the Compensation Committee considers general corporate performance, individual performance, the Chief Executive Officer’s recommendations (except with respect to his own stock option grant levels), level of seniority and experience, existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options and the current stock price.
      The Compensation Committee generally grants an initial stock option award to executive officers at the time they commence employment, consistent with the number of options granted to peers within and outside the industry at similar levels of seniority. In addition, the Compensation Committee may make performance-based grants from time-to-time, as it deems appropriate. In making such performance-based grants, the Compensation Committee considers individual contributions to Evergreen’s financial, operational and strategic objectives. For fiscal year 2004, the Committee awarded certain of Evergreen’s executive officers additional stock option awards in recognition of Evergreen’s performance during fiscal year 2004.
      Other Benefits. Evergreen also offers various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. Evergreen offers a stock purchase plan, under which employees may purchase shares of Evergreen’s common stock at a discount, and offers a 401(k) Plan, which allows employees to invest in a wide array of funds on a pre-tax basis. Evergreen also maintains insurance and other benefit plans for its employees, including executive officers.
      Chief Executive Officer Compensation. Compensation for Evergreen’s Chief Executive Officer and President was determined in accordance with the policies applicable to Evergreen’s other executive officers described above. In addition, the Committee considered Evergreen’s overall performance, the performance of the management team, compensation paid by competing companies, and Evergreen’s prospects, among other objective and subjective factors.
      Mr. Feldt’s base salary for fiscal year 2004 was $250,000, which represents an increase of $229,163 over his 2003 base salary. Because Mr. Feldt did not begin his employment with Evergreen until December 2003, his base salary for fiscal year 2003 was $13,587, an annualized rate of $250,000. Mr. Feldt earned bonus compensation of $150,000 for fiscal year 2004, which was paid in 2005. The number of options granted to Mr. Feldt in fiscal 2004 is set forth in the table captioned “Option Grants in Last Fiscal Year” below. The total options held by Mr. Feldt at December 31, 2004 is set forth in the table captioned “Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values” below. The Compensation Committee believes Mr. Feldt’s compensation as Chief Executive Officer is consistent with the compensation received by chief executive officers at companies within the same industry in which Evergreen operates, as adjusted to reflect the relative size of Evergreen to such comparable companies.
      Tax Deductibility of Executive Compensation. In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), Evergreen cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee’s present intention that, for so long as it is consistent with its overall compensation objectives, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.
      Respectfully submitted by the Compensation Committee.

THE COMPENSATION COMMITTEE:

Dr. Robert W. Shaw, Jr.
Philip J. Deutch
Timothy Woodward

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      We believe that all transactions set forth below were made on terms no less favorable to us than would have been obtained from unaffiliated third parties. We have adopted a policy that all transactions between us and any of our officers, directors, principal stockholders and affiliates will be on terms no less favorable to us than could be obtained unaffiliated third parties, and will be approved by a majority of the disinterested members of our Board of Directors.
Indemnification Agreements
      In November 2000 and May 2003, we entered into indemnification agreements with each of our directors and executive officers and with Mr. Michael El-Hillow as a director in August 2004. These agreements require us to, among other things, indemnify each of our directors and executive officers for any and all expenses (including attorney fees), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by us, which approval may not be unreasonably withheld), in connection with any action suit or proceeding arising out of the individual’s status as a director or executive officer of Evergreen and to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which he or she may be entitled to indemnification by us.
Changes in Control
      The Company is not aware of any arrangements the operation of which may at a subsequent date result in a change in control of the Company.
Series A Convertible Preferred Stock Private Placement and Common Stock Private Placement
      On May 15, 2003, we consummated a $29.3 million private placement financing transaction whereby we issued 26,227,668 shares of our series A convertible preferred stock and a warrant to purchase up to 2,400,000 shares of our common stock pursuant to a stock and warrant purchase agreement with certain purchasers (the “Series A Private Placement”). On June 21, 2004, we consummated a $20 million private placement financing transaction whereby we issued 7,662,835 shares of our common stock and warrants to purchase up to 2,298,851 shares of our common stock pursuant to a stock and warrant purchase agreement and a warrant agreement with certain purchasers (the “Common Stock Private Placement”). Additionally, in connection with the Common Stock Private Placement we issued a warrant to purchase 125,000 shares of common stock to CRT Capital Group LLC, as compensation for CRT Capital Group’s services as the placement agent for the Common Stock Private Placement. All of the shares of series A convertible preferred stock issued pursuant to the Series A Private Placement were converted into shares of common stock in connection with the consummation of the Common Stock Private Placement. As an incentive to encourage the holders of series A convertible preferred stock to convert all of the outstanding shares of series A convertible preferred stock into shares of common stock in connection with the consummation of the Common Stock Private Placement, the Company agreed to pay each such holder agreeing to so convert a 7% dividend on each share of series A convertible preferred stock so converted. Philip Deutch, Timothy Woodward, Charles McDermott and Dr. Robert W. Shaw, Jr., each of whom is a director of ours, are affiliated with entities that acquired shares of series A convertible preferred stock in the Series A Private Placement and that received the 7% dividend upon the conversion of those shares into shares of common stock in connection with the consummation of the Common Stock Private Placement. The 7% dividend was negotiated by an independent committee of our Board of Directors and neither Messrs. Deutch, Woodward, McDermott nor Dr. Shaw were a member of, nor participated in, any meetings of this independent committee.
      Micro-Generation Technology Fund, LLC, UVCC Fund II, and UVCC II Parallel Fund, L.P., each of which is an investment entity affiliated with Dr. Shaw, invested $3.5 million in the aggregate in the Series A Private Placement in return for shares of series A convertible preferred stock on terms identical to those afforded to each other purchaser in the Series A Private Placement, except that Arete Corporation, as one of the five purchasers who signed the initial term sheet with respect to the Series A Private Placement, had the right to designate a member of our Board of Directors. Dr. Shaw is the President of Arete Corporation, which is the manager of Micro-Generation Technology Fund, LLC. Dr. Shaw is a general partner of Arete Venture Investors II, L.P., which is the general partner of UVCC Fund II. Dr. Shaw is also a general partner of Arete Ventures III, L.P., which is the general partner of UVCC II Parallel Fund, L.P. As of the consummation of the Series A Private Placement, Arete Corporation designated Dr. Shaw as its designee to our Board of Directors.
      Dr. Shaw is a limited partner of Nth Power Management II, L.P., the general partner of Nth Power Technologies Fund II, LP, and in such capacity provides advice as requested to this entity. Dr. Shaw does not serve on this entity’s investment committee nor does he have any decision making authority with respect thereto. Dr. Shaw has also agreed to become a member of, and perform comparable services for, Nth Power Management II-A, LLC, the general partner of Nth Power Technologies Fund II-A, L.P., and will have a similar advisory role with that entity. Nth Power Technologies Fund II, LP and Nth Power Technologies Fund II-A, LP, each of which is an investment entity affiliated with Nth Power Management II, L.P. and Nth Power Management II-A, LLC, invested $4 million in the aggregate in the Series A Private Placement in return for shares of series A convertible preferred stock on terms identical to those afforded to each other purchaser, except that Nth Power Technologies Fund II, LP, as one of the five purchasers signed the initial term sheet with respect to the Series A Private Placement, had the right to designate a member of our Board of Directors. Dr. Shaw did not participate in the decision of either of the two Nth Power-related entities to invest in the Series A Private Placement. As of the consummation of the Series A Private Placement, Nth Power Technologies Fund II, LP designated Timothy Woodward, a Managing Director of Nth Power, LLC, as its designee to our Board of Directors.
      Dr. Shaw serves as a member of the investment committee of SAM Private Equity Energy Fund L.P. and SAM Sustainability Private Equity Fund L.P. and he has a limited partnership interest in SAM Private Equity Energy Fund L.P. These entities and another affiliated entity, SAM Smart Energy, invested $3.25 million in the aggregate in the Series A Private Placement in return for shares of series A convertible preferred stock on terms identical to those afforded to each other purchaser. Dr. Shaw recused himself and did not participate in the SAM investment committee decisions to invest in the Series A Private Placement.
      Dr. Shaw has no voting power or dispositive power over any Evergreen shares held by the Nth Power investment entities or the SAM investment entities.
      Dr. Shaw is not a member of, and did not participate in, any meetings of our financing committee that negotiated the Series A Private Placement and did not participate in any discussions with the purchasers concerning the terms of the Series A Private Placement.
      Mason Willrich, a former director of ours, was previously affiliated with Nth Power, LLC. From 1996 through December 1999, Mr. Willrich served as a Principal of Nth Power, LLC, a managerial role that entails reviewing investment candidates and participating in day-to-day operations management, and from January 2000 through February 2002, he was a Special Limited Partner of Nth Power, LLC, an advisory role that entailed reviewing investment candidates and providing insights into market trends and opportunities.
      Mr. Willrich was not a member of, and did not participate in, any meetings of our financing committee that negotiated the terms of the Series A Private Placement and did not participate in any discussions with the purchasers concerning the terms of the Series A Private Placement.

STOCK PERFORMANCE GRAPH
      The following graph compares the percentage change in the cumulative total stockholder return on our common stock during the period from our initial public offering through December 31, 2004, with the cumulative total return of (i) the Media General Market Weighted Nasdaq Index (the “NASDAQ Market Index”) and (ii) an SIC Index that includes all organizations in our Standard Industrial Classification (SIC) Code 836 — Diversified Electronics (the “SIC Code Index”). The comparison assumes $100 was invested on November 2, 2000 in our common stock and in each of the foregoing indices and assumes any dividends were reinvested, if any.
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
EVERGREEN SOLAR, INC., SIC CODE INDEX
AND NASDAQ MARKET INDEX
ASSUMES $100 INVESTED ON NOV. 02, 2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2004

	11/2/00	12/29/00	12/31/01	12/31/02	12/31/03	12/31/04

Evergreen Solar, Inc.	$100.00	$35.53	$17.89	$6.79	$8.84	$23.00
SIC Code Index	$100.00	$66.09	$38.31	$24.21	$38.00	$37.35
NASDAQ Market Index	$100.00	$73.35	$58.47	$40.78	$61.32	$66.47

(1)	Prior to November 2, 2000 our common stock was not publicly traded. Comparative data is provided only for the period since that date. This graph is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2)	The stock price information shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from CoreData, Inc., a source believed to be reliable, but we are not responsible for any errors or omissions in such information.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
      Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2005. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since our inception. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.
Audit and Related Fees for Fiscal 2003 and 2004
      The following table sets forth a summary of the fees billed to us by PricewaterhouseCoopers LLP for professional services for the fiscal years ended December 31, 2003 and 2004, respectively:

	2003	2004

Audit Fees(1)	$109,600	$379,500
Audit-Related Fees(2)	0	0
Tax Fees(3)	20,000	39,425
All Other Fees	0	0

Total	$129,600	$418,925

(1)	Audit Fees represent fees for professional services relating to the audit of our financial statements and the review of the financial statements included in our quarterly reports.

(2)	Audit-Related Fees represent fees for assurance and related services that are reasonably related the performance of the audit or review of financial statements and not reported under “Audit Fees.”

(3)	Tax Fees principally represent fees for professional services for tax compliance, tax advice and tax return preparation relating to our fiscal year end.
      The Audit Committee meets regularly with PricewaterhouseCoopers LLP throughout the year and reviews both audit and non-audit services performed by PricewaterhouseCoopers LLP as well as fees charged by PricewaterhouseCoopers LLP for such services. In engaging PricewaterhouseCoopers LLP for the services described above, the Audit Committee has determined that the provision of such services is compatible with maintaining PricewaterhouseCoopers LLP’s independence in the conduct of its auditing functions pursuant to the auditor independence rules of the SEC.
      Pre-approval Policies and Procedures. The chairman of the Audit Committee is appointed to provide initial approval for further services proposed by PricewaterhouseCoopers LLP up to $50,000, subject to the approval from the other Audit Committee members. Such an appointment allows PricewaterhouseCoopers LLP to commence an engagement without being delayed due to scheduling. The Audit Committee at the next scheduled meeting would make full approval of further services. Approximately $5,000 of services were performed by PricewaterhouseCoopers LLP that were approved under the Company’s pre-approval policy relating to fiscal year 2004 and none in 2003.
Vote Required and Recommendation of the Board of Directors
      The affirmative vote of a majority of shares of the Company’s common stock present at the Annual Meeting in person or by proxy and entitled to vote is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005. Abstentions have the same effect as a vote against the proposal.
      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDE-

PENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.
      Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our Bylaws or other applicable legal requirements. However, our Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

PROPOSAL THREE
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S AMENDED 2000 STOCK OPTION AND INCENTIVE PLAN
      The Company is asking you to approve the material terms of the Amended and Restated 2000 Stock Option and Incentive Plan (the “Plan”). Our management relies on equity compensation to attract and retain experienced directors, officers and employees and to align the interests of directors, officers and employees with its stockholders. The Board of Directors believes that the proposed amended and restated Plan is essential to permit management to continue to provide long-term, equity-based incentives to present and future employees and other service providers. The Company also asks for your approval of the material terms of the Plan so that it may deduct for federal income tax purposes equity compensation in excess of $1 million that it may pay to certain of its executive officers in any single year pursuant to the Plan.
      The Board of Directors approved the Plan on May 24, 2005, subject to the approval of a majority of the shares of the Company’s common stock that are present in person or by proxy and entitled to vote at the Annual Meeting.
      Awards granted under the Plan may be designed to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code. Pursuant to Code Section 162(m), the Company generally may not deduct for federal income tax purposes compensation paid to our Chief Executive Officer or our four other highest paid employees to the extent that any of these persons receive more than $1 million in compensation in any single year. However, if the compensation qualifies as “performance-based” for Code Section 162(m) purposes, the Company may deduct for federal income tax purposes the compensation paid even if such compensation exceeds $1 million in a single year. For the awards granted under the amended and restated Plan to qualify as “performance-based” compensation under Code Section 162(m), among other things, our stockholders must approve the material terms of the amended and restated Plan at this annual meeting of our stockholders.
Changes Being Made to the Plan
      The Plan, as amended and restated, includes the following seven amendments, as well as some nonmaterial changes to the Plan:
      (1)     An increase in the number of shares available under the Plan by an additional 3,000,000 shares of the Company’s common stock.
      (2)     The addition of a provision prohibiting the grant of nonstatutory stock options or stock appreciation rights with an exercise price less than fair market value of the Company’s common stock on the date of grant.
      (3)     The addition of a provision prohibiting the “re-pricing” of stock options or stock appreciation rights, or the cancellation of such awards in exchange for new awards with a lower exercise price, unless approved by stockholders. Exceptions to this prohibition are for events such as acquisitions, stock splits and certain other capital transactions where adjustments may be made to preserve the original economic value of the awards.
      (4)     The addition of a provision that nonstatutory stock options granted under the Plan will have a maximum term of ten (10) years.
      (5)     The addition of a provision that stock awards other than options will have a minimum vesting period of three (3) years if granted with time-based vesting and one (1) year if granted with performance-based vesting. Up to five (5%) of the Plan share reserve can be granted as stock awards without regard to these limitations.
      (6)     The addition of specific terms governing the terms of stock appreciation rights, performance units and performance shares. These provisions would replace the general authority to the Committee to grant awards under the plan other than stock options and restricted stock.

      (7)     The addition of provisions specifying performance measures and per-participant annual grant limits to qualify grants of restricted stock, performance units and performance shares for the “performance-based compensation” exemption from the $1 million deduction limit of Code Section 162(m).
      If the stockholders approve the Plan, it will replace the current version of the Plan. Otherwise, the current version of the Plan will remain in effect. If the Plan is not approved, we may become unable to provide suitable long-term equity-based incentives to present and future directors, officers and employees. Our named executive officers and directors have an interest in this proposal.
      The following is a brief summary of the material features of the Plan. The full text of the Plan document is attached as Appendix C. You should read Appendix C in its entirety.
Description of the Plan
      Purpose. The Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) restricted stock, (iii) stock appreciation rights, (iv) performance units and performance shares, which are referred to individually as an “Award.” Those who will be eligible for Awards under the Plan include employees, directors, officers, consultants and advisors of the Company and any of our subsidiaries.
      Shares Subject to the Plan. The maximum aggregate number of shares of the Company’s common stock that were reserved under the Amended 2000 Stock Option and Incentive Plan prior to its amendment contemplated hereby was 7,650,000 shares. If this Proposal Three is approved by the stockholders, the aggregate number of shares of the Company’s common stock that may be granted under the Plan will be 10,650,000 shares. Any shares of stock that are subject to an Award under the Plan that expires, is terminated, surrendered or forfeited will again be available for the grant of Awards under the Plan. No participant may be granted Awards during any one (1) fiscal year to purchase more than 500,000 shares of the Company’s common stock.
      If we experience a stock split, stock dividend, reorganization or other change in its capital structure, including a merger, the Committee will have the discretion to adjust the number and class of shares (i) available for issuance under the Plan, (ii) subject to outstanding Awards, and (iii) applicable to the per-person limits on Awards, as appropriate to reflect the change. The Committee may also adjust the vesting schedule and exercise price for outstanding options, the repurchase price for Awards subject to repurchase and the terms of each other outstanding stock-based Award, as appropriate to reflect the change.
      Administration. The Plan is administered by our Board of Directors or our Compensation Committee (the “Committee”). Subject to the provisions of the Plan, the Committee has the authority to select the persons to whom awards are granted and to determine the terms of each award, including the number of shares of our common stock subject to the award. The Board of Directors may authorize an officer of Evergreen to approve awards to non-officers in accordance with guidelines approved by the Board of Directors.
      Option Price and Duration. The purchase price per share of our common stock deliverable upon the exercise of an option shall be determined by Committee, provided, however, that the exercise price shall not be less than 100% of the fair market value of the common stock on the day any such stock option is issued. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the Company’s outstanding stock, must be at least 110% of the fair market value of the common stock on the grant date. The vesting schedule is determined by the Committee. Generally, incentive stock option terms provide that 25% of the shares under each option become exercisable on each of the first four anniversaries of the date of grant of options and non-qualified stock options are immediately exercisable upon issuance.
      The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term of an incentive stock option may not exceed five years. The Committee determines the term of nonstatutory options, but such options will terminate on the earlier of: (i) the date set forth in the option agreement; or (ii) ten (10) years from the date of grant.

      Each option agreement also sets forth the effect on an award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, rights under an Award are exercisable.
      Exercise. Payment of the exercise price of an option may be made by check or, unless otherwise explicitly provided in the applicable option agreement, by the delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver the exercise price to the Company or by the delivery by the participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price. The payment of the exercise price may also be made by any other method explicitly provided in the applicable option agreement.
      Stock Appreciation Rights. A stock appreciation right is the right to receive the appreciation in fair market value of the Company’s common stock between the exercise date and the date of grant. We can pay the appreciation in either cash or shares of common stock. Stock appreciation rights will become exercisable at the times and on the terms established by the Committee, subject to the terms of the Plan. The exercise price of a stock appreciation right may not be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant. No participant will be granted stock appreciation rights covering more than 500,000 shares during any fiscal year. After termination of service with the Company, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement.
      Restricted Stock. Awards of restricted stock are rights to acquire or purchase shares of the Company’s common stock. Restricted stock vests in accordance with the terms and conditions established by the Committee in its sole discretion. For example, the Committee may set restrictions based on the achievement of specific performance goals. However, restricted stock (as well as other stock Awards under the Plan) with time-based vesting will have a minimum vesting period of three (3) years and such awards with performance-based vesting will have a minimum vesting period of one (1) year. A maximum of 5% of the Plan’s share reserve may be granted in the form of stock Awards without the foregoing restrictions. The Award agreement will generally grant the Company a right to repurchase or reacquire the shares upon the termination of the participant’s service with the Company for any reason (including death or disability). The Committee will determine the number of shares granted pursuant to an Award of restricted stock, but no participant will be granted a right to purchase or acquire more than 500,000 shares of the Company’s common stock during any fiscal year.
      Performance Units and Performance Shares. Performance units and performance shares, which are Awards that will result in a payment to a participant only if the performance goals or other vesting criteria the Committee may establish are achieved or the Awards otherwise vest. The Committee will establish organizational, individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. No participant will receive performance units with an initial value exceeding 500,000 shares of the Company’s common stock or more than 500,000 performance shares during any fiscal year. Performance units will have an initial value established by the Committee prior to the grant date. Performance shares will have an initial value equal to the fair market value of a share of the Company’s common stock on the grant date.
      Acquisition of the Company. The Plan provides that, upon the occurrence of an acquisition of the Company, the Board of Directors or the board of directors of the surviving or acquiring entity shall make appropriate provision for the assumption or continuation of outstanding awards. Additionally, such board of directors may provide, with respect to outstanding options, for the acceleration of vesting, in full or in part, and that such options must be exercised within a specified number of days of the date of notice at the end of which period such options shall terminate, or provide for the termination of such options upon a cash payment equal to the excess of the fair market value over the exercise price of the options.
      Performance Goals. As determined by the Committee, the performance goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) annual revenue, (ii) cash position, (iii) earnings per share, (iv) individual objectives, (v) net income,

(vi) operating cash flow, (vii) operating income, (viii) return on assets, (ix) return on equity, (x) return on sales, and (xi) total stockholder return. The performance goals may differ from participant to participant and from Award to Award and may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.
      Transferability. In general, Awards are not transferable by the recipient except by will or by the laws of descent and distribution. In the case of non-qualified stock options, awards are transferable only to the extent set forth in the agreement relating to the non-qualified stock option or pursuant to a valid domestic relations order.
      Term and Termination. The Plan expires on August 1, 2010, unless sooner terminated by a vote of the Board of Directors. After that date, no further awards may be granted under the Plan, but the expiration of awards previously granted may extend beyond that date. The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time. Awards may be modified, amended or terminated by the Board of Directors provided that the consent of the participant is obtained if such action would materially and adversely affect the participant.
Number of Awards Granted to Employees, Consultants and Directors
      The number of awards that an employee, director or consultant may receive under the Plan is in the discretion of the Committee and therefore cannot be determined in advance. The following table sets forth (a) the aggregate number of shares subject to options granted under our Amended 2000 Stock Option and Incentive Plan during the fiscal year ended December 31, 2004 and (b) the average per share exercise price of such options.

	Number of
	Options Granted
	Under the	Average
	Amended 2000	per Share
	Stock Option and	Exercise
Name and Position	Incentive Plan	Price

Richard M. Feldt(1)	250,000	$7.30
Chief Executive Officer, President and Director
Mark A. Farber(1)	0	—
Vice President, Strategic Planning
Richard G. Chleboski(1)	50,000	$7.30
Chief Financial Officer, Vice President, Treasurer and Secretary
Dr. Jack I. Hanoka(1)	0	—
Vice President and Chief Technical Officer
John J. McCaffrey, Jr.(1)(2)	30,000	$7.30
Current Executive Officers as a group (6 Persons)(3)	806,801	$4.89
Current Non-officer Directors as a group (6 Persons)(3)	169,000	$3.05
All employees, excluding Executive Officers as a group (213 Persons)(3)	452,172	$3.89

(1)	Represents compensation earned during the 2004 fiscal year and granted on February 10, 2005.

(2)	Mr. McCaffrey resigned as Vice President, Manufacturing and Engineering on May 11, 2005. He is continuing with the Company as its Director of Engineering.

(3)	Includes stock option grants of 250,000, 50,000 and 30,000 shares to Richard M. Feldt, Richard G. Chleboski and John J. McCaffrey, Jr., respectively, for compensation earned during the 2004 fiscal year and granted on February 10, 2005.
Federal Income Tax Consequences.
      The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different.

      Nonqualified Stock Options. No taxable income is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
      Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.
      Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
      Restricted Stock, Performance Units and Performance Shares. A participant generally will not have taxable income at the time an Award of restricted stock, performance shares or performance units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. However, the recipient of a restricted stock Award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.
      Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to The Company’s Chief Executive Officer and to each of its four most highly compensated executive officers. Under Code Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Code Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The Plan has been designed to permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Code Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.
      THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.
Vote Required and Recommendation of the Board of Directors
      The affirmative vote of a majority of shares of the Company’s common stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amendment and restatement of the Company’s Amended 2000 Stock Option and Incentive Plan. Abstentions have the same effect as a vote against the proposal.
      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S AMENDED 2000 STOCK OPTION AND INCENTIVE PLAN.

PROPOSAL FOUR
APPROVAL OF THE AMENDED AND RESTATED 2000 EVERGREEN SOLAR, INC.
EMPLOYEE STOCK PURCHASE PLAN
      We are asking our stockholders to approve the amendment and restatement of our 2000 Employee Stock Purchase Plan (the “2000 ESPP”). The 2000 ESPP, as amended, includes the following material changes: (i) an increase to 500,000 in the number of shares of the Company’s common stock that may be issued under the 2000 ESPP, (ii) the elimination of the 25-share purchase limitation for each participant for a Purchase Period and the addition of a provision that instead would allow the Committee to establish a limit for each Purchase Period in its discretion and (iii) addition of a provision to give the Committee discretion to prospectively increase the purchase price for shares under the 2000 ESPP.
      The Board of Directors has approved the amendments to our 2000 ESPP on May 24, 2005. The following is a summary of the principal features of our 2000 ESPP. However, this summary is not a complete description of all the provisions of the 2000 ESPP, and is qualified in its entirety by the specific language of the 2000 ESPP, a copy of which is available to any stockholder upon written request to the Company’s Secretary.
Description of the Plan
      Purpose. The purpose of 2000 ESPP is to encourage stock ownership by all of our eligible employees so that they may share in our growth by acquiring or increasing their proprietary interest in the Company.
      Administration. Our 2000 ESPP will be administered by the Board of Directors or a Committee appointed by the Board of Directors (the “Committee”). The Committee will consist of no less than two (2) members of the Board of Directors. All questions of interpretation or construction of the 2000 ESPP are determined by the Committee, and its decisions are final, conclusive and binding upon all participants.
      Eligibility. Each of our employees and each employee of any participating subsidiaries, whose customary employment with the Company is more than twenty (20) hours per week and for more than five (5) months in any calendar year and who has completed ninety (90) days of employment on or before the first day of a Payment Period (as described below), is eligible to participate in the 2000 ESPP; except that no participant will be granted an option under the 2000 ESPP (i) to the extent that, immediately after the grant, such participant would own 5% or more of the total combined voting power or value of all classes of our stock or of any parent or subsidiary or (ii) which permits the participant to purchase stock under the 2000 ESPP at a rate which exceeds $25,000 of fair market value of such stock.
      Payment Period. Payment Periods will consist of the six (6) month periods commencing on February 1 and August 1 and ending on July 31 and January 31, respectively of each calendar year. Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is participating in the 2000 ESPP an option to purchase on the last of the Payment Period shares of our common stock conditioned on the participant remaining an employee on such date. The option expires at the end of the Payment Period or upon termination of employment, whichever is earlier. The Committee, in its sole discretion, may establish a limit on the maximum number of shares of our common stock that participants will be permitted to purchase during any Payment Period.
      To participate in the 2000 ESPP, an eligible employee must authorize payroll deductions pursuant to the 2000 ESPP. Such payroll deductions may not be less than 1% but not more than 10% of a participant’s compensation during the Payment Period and must be withheld in whole percentages. For the purposes of the 2000 ESPP, compensation includes base pay or salary and any overtime, bonuses or commissions.
      Purchase Price. The option price per share for each Payment Period will be the lesser of (i) 85% of the average market price of the Company’s common stock on the first business day of the Payment Period and (ii) 85% of the average market price of the common stock on the last business day of the Payment Period; provided, however, that the Committee on a uniform and nondiscriminatory basis may establish a higher option price from time to time with respect to options that have not been granted under the 2000 ESPP.

      The average market price of our common stock on any relevant date will be one of (i) the average of the high and low prices of the Company’s common stock on the principal national securities exchange on which the common stock is traded if applicable; (ii) the last reported sale price of the common stock on the NASDAQ National Market if the common stock is not traded on a national securities exchange; or (iii) the average of the closing bid and asked prices by an established quotation service for over-the-counter securities, if the common stock is not reported on the NASDAQ National Market; or (iv) if the common stock is not publicly traded, the fair market value of the common stock as determined by the Committee after taking into consideration all factors which the Committee deems appropriate.
      Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions throughout each Payment Period. The number of shares of our common stock a participant may purchase in each Payment Period during a Payment Period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that Payment Period by the purchase price; provided, however that the Committee may, in its discretion, establish a limit on the maximum number of shares of our common stock that a participant may purchase during a Payment Period. During the Payment Period, a participant may discontinue his or her participation in the 2000 ESPP but may not increase or decrease his or her deductions during a Payment Period. Unless a participant files a new authorization or withdraws from the 2000 ESPP, the deductions and purchases under the authorization the participant has filed with the Company will continue from the Payment Period to succeeding Payment Periods as long as the 2000 ESPP remains in effect.
      All payroll deductions made for a participant are credited to the participant’s account under the 2000 ESPP and are held without interest. Funds received by the Company pursuant to exercises under the 2000 ESPP are used for general corporate purposes. A participant may not make any additional payments into his or her account.
      Withdrawal. Generally, a participant may withdraw from the 2000 ESPP at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company. However, once a participant withdraws from a particular Payment Period, that participant may not participate again in the same Payment Period. To participate in a subsequent Payment Period, the participant must deliver to the Company a new authorization agreement.
      Termination of Employment. Upon termination of a participant’s employment for any reason, including disability or death, he or she will be deemed to have elected to withdraw from the 2000 ESPP and the payroll deductions credited to the participant’s account during the Payment Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto, and such participant’s option will automatically be terminated. Regardless, eligible employment will be treated as continuing while a participant is on military leave, sick leave or other bona fide leave of absence, for up to ninety (90) days, or for so long as the participant’s right to reemployment is guaranteed by either statute or by contract, if longer than ninety (90) days.
      Adjustments. In the event that the shares of Company’s common stock are subdivided or combined into a greater or small number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or a similar event, the shares of common stock are exchanged for other securities of the Company, each participant will be entitled to purchase the number of shares or other securities that he or she would have been entitled to purchase except for such Company action and any appropriate adjustments will be made to the purchase price to reflect such a change. In the event that the Company issues any of its shares as a stock dividend, each participant, upon the exercise of his or her option, will be entitled to receive the shares as to which participant is exercising his or her option and such number of shares in which such stock dividend or dividends were declared or paid and such amount of cash which the participant would have received if the participant had been the holder of the shares as to which he or she is exercising his or her option at all times between the granting of the option and its exercise. Upon the occurrence of the events described above, the class and aggregate number of shares available for issuance under the 2000 ESPP will also be adjusted.
      Merger or Change of Control. In the event of a merger or a sale of substantially all of the Company’s assets, the Committee with respect to the options outstanding under the 2000 ESPP will either (i) make appropriate provisions for the continuation of the options by arranging for the substitution of the shares then subject to outstanding options or (ii) terminate each participant’s options in exchange for a cash payment.
      Amendment and Termination of the Plan. The Committee may at any time and for any reason terminate or amend the 2000 ESPP but no such termination can affect options previously granted. Unless terminated sooner by the Committee, the 2000 ESPP will terminate on December 31, 2009. No amendment will be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders’ meeting if such amendment would (i) increase the number of shares available for issuance under the 2000 ESPP; (ii) change the class of employees eligible to receive options under the 2000 ESPP, or (iii) cause Rule 16b-3 of the Securities Exchange Act of 1934, as amended, to become inapplicable to the 2000 ESPP.
Number of Shares Purchased by Certain Individuals and Groups
      Given that the number of shares that may be purchased under the 2000 ESPP is determined, in part, on the stock’s market value on the first and last day of the enrollment period and given that participation in the 2000 ESPP is voluntary on the part of employees, the actual number of shares that may be purchased by any individual is not determinable. For illustrative purposes, the following table sets forth (a) the number of shares of the Company’s common stock that were purchased during the fiscal year ended December 31, 2004 under the 2000 ESPP, and the (b) average price per share purchase price paid for such shares.

		Average
	Number of Shares	per Share
	Purchased under	Purchase
Name and Position	the 2000 ESPP	Price

Richard M. Feldt	—	—
Chief Executive Officer, President and Director
Mark A. Farber	50	$1.70
Vice President, Strategic Planning
Richard G. Chleboski	50	$1.70
Chief Financial Officer, Vice President, Treasurer and Secretary
Dr. Jack I. Hanoka	50	$1.70
Vice President and Chief Technical Officer
John J. McCaffrey, Jr.(1)	50	$1.70
Current Executive Officers as a group (6 Persons)	200	$1.70
Current Non-officer Directors as a group (6 Persons)	—	—
All employees, excluding Executive Officers as a group (213 Persons)	1,920	$1.72

(1)	Mr. McCaffrey Resigned as Vice President, Manufacturing and Engineering on May 11, 2005. He is continuing with the Company as its Director of Engineering.
Federal Income Tax Consequences.
      Certain Federal Income Tax Information. The following is a brief summary of the general effect of federal income taxation upon participants and us with respect to shares purchased under the 2000 ESPP.
      The 2000 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Code Section 423, as amended. Under these provisions, no income will be taxable to a participant until the shares purchased under the 2000 ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years from the first day of the particular Payment Period in which such shares were acquired and more than one year after the actual exercise (purchase) date, the participant will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (2) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable Payment Period in which such shares were acquired. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of the aforementioned periods (a “disqualifying disposition”), the participant will recognize ordinary income equal to the excess of (1) the fair market value of the shares on the date the shares are purchased over (2) the purchase price. Any additional gain or loss on such sale or disposition will be capital gain or loss, which will be long-term if the shares are held for more than one year. We generally are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a disqualifying disposition.
Vote Required and Recommendation of the Board of Directors
      The affirmative vote of a majority of shares of the Company’s common stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amendment and restatement of the Company’s 2000 Employee Stock Purchase Plan.
      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2000 EMPLOYEE STOCK PURCHASE.

STOCKHOLDER PROPOSALS
      For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2006 Annual Meeting of Stockholders, the written proposal must be received at our offices at 138 Bartlett Street, Marlboro, Massachusetts 01752 no later than January 27, 2006. If the date of the 2006 Annual Meeting of Stockholders is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting of Stockholders, the deadline for inclusion of proposals in the Company’s proxy statement is instead a reasonable time before the Company begins to print and mail its proxy materials. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
      For a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, the stockholder must provide the information required by the Company’s bylaws and give timely notice to the Company in accordance with the Company’s bylaws, which, in general, require that the notice be received by the Company not earlier than the close of business on December 28, 2005, and not later than the close of business on January 27, 2006. If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of the 2005 Annual Meeting of Stockholders, then notice of a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8 must be received no earlier than the close of business on the 90th prior to the meeting and no later than the close of business on the later of the following two dates: (i) the 60th day prior to the meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. The matters proposed to be brought before the meeting also must be proper matters for stockholder action. A copy of the relevant bylaw provision is available upon written request to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, Massachusetts 01752, Attention: Chief Financial Officer.

Appendix A
EVERGREEN SOLAR, INC.
Audit Committee Charter
(Amended and Restated on May 16, 2005)

A.	Statement of Policy
      The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board of Directors”) of Evergreen Solar, Inc. (the “Corporation”) is to assist the Board in fulfilling its responsibilities to the stockholders, potential stockholders, and investment community, by assisting in the Board of Director’s oversight of: the quality and integrity of the Corporation’s financial statements and accounting practices, the independent accounting firm’s qualifications and independence, and the performance of the Company’s independent accounting firm. Further, the Committee shall produce the Committee’s report to be included in the Corporation’s annual proxy statement.
      This Charter specifies the structure, processes and membership requirements of the Committee and the scope of the responsibilities of the Committee and the manner in which those responsibilities shall be performed.
      This Charter is intended as a component of the governance framework within which the Board of Directors, assisted by its committees, directs the affairs of the Corporation. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Corporation’s Certificate of Incorporation and By-Laws, it is not intended to establish any legally binding obligations.

B.	Purpose and Scope
      The Committee shall exercise the responsibilities and duties set forth below, including but not limited to: (a) appointing, compensating and retaining the Corporation’s independent public accountants, (b) overseeing the work performed by any independent public accountants, including conduct of the annual audit and engagement for any other services, (c) assisting the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission (the “SEC”), the Corporation’s shareholders or to the general public, and (ii) the Corporation’s internal financial and accounting controls, (d) recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of the Corporation’s financial condition and results of operations, (e) establishing procedures designed to facilitate (i) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (ii) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, (f) engaging advisors as necessary, and (g) distributing relevant funding provided by the Corporation.
      The Corporation’s management team is responsible for designing and implementing the Corporation’s accounting and financial reporting systems. Management is responsible for preparing the financial statements of the Corporation, including ensuring the completeness, accuracy and conformity to generally accepted accounting principles of the financial statements, and for planning the annual audit of such financial statements.
      The Corporation’s independent public accountants are responsible for auditing the Corporation’s annual financial statements.

C.	Composition and Meetings
      The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, each of whom shall (i) meet the independence and audit committee composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Corporation are traded, or any governmental or regulatory body exercising authority over the Corporation (each a “Regulatory Body” and collectively, the “Regulatory Bodies”), as in effect from time to time, (ii) not have participated in the preparation of the financial statements of the Corporation at any time during the past three years, and (iii) be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.
      All members of the Committee shall be “financially literate,” which is defined as having a basic understanding of finance and accounting and having the ability to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC.
      The Committee shall ensure that all necessary and proper disclosures shall be made in all applicable filings with the SEC as to composition of the Committee. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. Independence and financial ability is to be determined by the Board of Directors in its business judgment.
      The members of the Committee shall be elected by the Board of Directors, after considering the recommendations of the Nominating and Corporate Governance Committee, at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership. In the absence of the Chairman at a duly convened meeting, the Committee shall select a temporary substitute from among its members.
      The Committee shall meet on a regularly-scheduled basis at least four times per year or more frequently as circumstances dictate. The Committee shall meet at least quarterly with the independent auditor in separate executive sessions or provide the opportunity for full and frank discussion without members of senior management present. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.
      The Committee shall establish its own schedule and rules of procedure. Meetings of the Committee may be held telephonically. A majority of the members of the Committee shall constitute a quorum sufficient for the taking of any action by the Committee.

D.	Responsibilities and Duties
      To fulfill its responsibilities and duties the Committee shall:

Document Review
      1.     Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually.
      2.     Review and discuss with representatives of management and representatives of the independent accounting firm the Corporation’s audited annual financial statements prior to their filing as part of the Corporation’s annual report on Form 10-K with the SEC. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation’s annual report on Form 10-K. The Committee shall also review and discuss with representatives of management and representatives of the independent accounting firm the Corporation’s quarterly financial statements quarterly unaudited financial statements, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, prior to their inclusion in the Corporation’s quarterly SEC filings on Form 10-Q.
      3.     Take steps designed to ensure that the independent accounting firm reviews the Corporation’s interim financial statements prior to their inclusion in the Corporation’s quarterly reports on Form 10-Q using professional standards and procedures for conducting such reviews.

Independent Accounting Firm
      4.     Have sole authority and be directly responsible for the appointment, compensation, retention (including the authority not to retain or to terminate) and oversight of any independent accounting firms engaged by the Corporation for the purpose of preparing or issuing an audit report or related work. The authority of the Committee shall include the sole authority to approve the hiring and firing of the independent auditors, all engagement fees and terms and all non-audit engagements as may be permissible with the independent auditors.
      5.     Approve in advance any and all audit and non-audit services to be performed by the independent accounting firm and adopt and implement policies for such pre-approval.
      6.     Determine funding necessary for compensation of any independent accounting firms and notify the Corporation of anticipated funding needs of the Committee.
      7.     Be directly responsible for the resolution of any disagreements between management and the independent accounting firm regarding financial reporting matters.
      8.     Review and provide guidance with respect to the external audit and the Corporation’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtain on a periodic basis a statement from the independent auditors regarding relationships and services with the Corporation which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitor and investigate them; (iii) review the independent auditors’ peer review conducted every three years; (iv) discuss with the Corporation’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) review reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.
      9.     Perform the following activities: (i) meet with the independent accounting firm and financial management for the Company to review the scope of the proposed external audit for the current year; (ii) require that independent accounting firm inform the Committee of any significant changes in the independent auditor’s original audit plan; and (iii) evaluate the performance of the independent accounting firm and consider corrective measures, including the discharge of the independent accounting firm, when circumstances warrant.

Financial Reporting Processes
      10.     Review on a continuing basis the adequacy of the Corporation’s system of internal controls, including meeting periodically with the Corporation’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Corporation’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure. The Committee’s responsibilities under this paragraph shall include a review of and discussion with management and the Corporation’s independent auditors regarding management’s report on internal controls and the independent auditors’ attestation and report on management’s assertions, as required by Section 404 of the Sarbanes-Oxley Act of 2002, as well as the preparation and content of any officer certifications required by the Sarbanes-Oxley Act of 2002 or the

SEC to be filed with the Corporation’s Quarterly Reports of From 10-Q, Annual Reports on Form 10-K or any other periodic report filed with the SEC.
      11.     Regularly review the Corporation’s critical accounting policies and accounting estimates resulting from the application of these policies and inquire at least annually of both the Corporation’s internal auditors and the independent accounting firm as to whether either has any concerns relative to the quality of management’s accounting policies.
      12.     Review, in conjunction with counsel, any legal matters that could have a significant impact on the Corporation’s financial statements.

Compliance
      13.     Engage outside advisors, including but not limited to, counsel, independent accounting consultants and/or other experts, as it determines necessary to carry out its duties.
      14.     Determine funding necessary for ordinary administrative expenses of the Committee and for compensation of any outside advisors to be engaged by the Committee and notify the Corporation of anticipated funding needs of the Committee.
      15.     Establish procedures for (a) the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.
      16.     Investigate any allegations that any officer or director of the Corporation, or any other person acting under the direction of any such person, took any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Corporation for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board of Directors appropriate disciplinary action.
      17.     Provide oversight and review at least annually of the Corporation’s risk management policies, including its investment policies.

Reporting
      18.     If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Corporation.
      19.     Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the Committee to be included in the Corporation’s annual proxy statement for each annual meeting of stockholders.
      20.     Instruct the Corporation’s management to disclose in its annual proxy statement for each annual meeting of stockholders, Form 10-K and Form 10-Q the approval by the Committee of any non-audit services performed by the independent accounting firm, and review the substance of any such disclosure and the considerations relating to the compatibility of such services with maintaining the independence of the accounting firm.
      Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board of Directors (or committee thereof) in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors (or committee thereof).
      Members of the Committee may not receive any compensation from the Corporation, except the fees that they receive for service as a member of the Board of Directors or any committee thereof.
      The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided that (i) the fees related to any such service do not exceed an amount to be established from time to time by the Committee, and (ii) such pre-approval decision is presented to the full Committee at its scheduled meetings.
      While the Committee has the responsibilities and powers set forth in this Charter, the Committee is not responsible for planning or conducting audits, establishing the Corporation’s accounting and financial reporting systems or for determining whether the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

Appendix B
EVERGREEN SOLAR, INC.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
ARTICLE I
Purpose
      The primary function of the Nominating and Corporate Governance Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Evergreen Solar, Inc. (the “Company”) in fulfilling its responsibilities by: (i) identifying individuals qualified to become members of the Board and recommending that the Board select the director nominees for election at the next annual meeting of shareholders, (ii) adopting a corporate code of ethics and conduct applicable to all directors, officers and employees (a “Code of Business Conduct”), (iii) monitoring compliance with and periodically reviewing the Code of Business Conduct and (iv) reviewing and approving all related party transactions.
ARTICLE II
Goals and Responsibilities
      To fulfill its responsibilities and duties the Committee shall:

Board Composition and Nominations.
      Evaluate the current composition and organization of the Board and its committees in light of requirements established by the Securities and Exchange Commission, the Nasdaq Stock Market Inc., any exchange upon which securities of the Company are traded, and any governmental or regulatory body exercising authority over the Company (each a “Regulatory Body” and collectively, the “Regulatory Bodies”) or any other applicable statute, rule or regulation which the Committee deems relevant and make recommendations regarding the foregoing to the Board for approval.
      Review the composition and size of the Board in order to ensure that the Board is comprised of members possessing the proper expertise, skills, attributes and personal and professional background for service as a director of the Company, as determined by the Committee.
      Recommend to the Board for selection nominees for election as directors of the Company in accordance with the criteria set forth in the Company’s Policy Governing Director Nominations and Security Holder — Board Communications as adopted by this Committee.
      Recommend to the Board for selection Board members for assignment to serve on committees of the Board.
      Evaluate the performance of current Board members proposed for reelection and approve those members of the Board standing for reelection that the Committee determines are appropriate. However, if the Company is legally obligated by contract or otherwise to provide third parties with the ability to nominate directors (for example, the rights of preferred stockholders, rights under shareholder agreements or other agreements), the selection and nomination of such directors shall not be subject to the criteria above.
      Review and recommend to the Board an appropriate course of action upon the resignation of current Board members or any planned expansion of the Board and review the qualifications for service on the Board of any potential additional or replacement members of the Board

Establishment and Review of Corporate Governance Policies.
      Develop and adopt a Code of Business Conduct for Company employees, directors and officers.
      The Code of Business Conduct at a minimum shall (i) comply with any requirements established by any Regulatory Body or any other applicable statute, rule or regulation that the Committee deems relevant, (ii) address conflicts of interest, full and fair disclosure and compliance with laws, (iii) encourage the reporting of any illegal or unethical behavior and expressly prohibit retaliation of any kind for any such reports or complaints, (iv) provide clear and objective standards for compliance with the Code of Business Conduct and a fair process by which to determine violations thereof, and (v) contain an enforcement mechanism. Once formulated, the Committee shall recommend the adoption of such Code of Business Conduct to the Board.
      Review and assess the adequacy of the Code of Business Conduct periodically, but at least annually. The Committee shall recommend any amendments to the Code of Business Conduct to the Board for approval.
      Collaborate with the Company’s officers and legal counsel to disclose publicly any amendments to the Code of Business Conduct required to be disclosed by any Regulatory Body.
      Collaborate with the Company’s officers and legal counsel to develop a means by which allegations of violations of or non-compliance with the Code of Business Conduct can be reported to the Committee in a confidential manner.
      Review and, if appropriate, approve all related party transactions for potential conflict of interest situations on an ongoing basis.
      Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually, and recommend any modifications to this Charter, if and when appropriate, to the Board for its approval.
      Review and assess the adequacy of the Company’s certificate of incorporation and by-laws and the charters of any committee of the Board (the “Governing Documents”) periodically and recommend to the Board any necessary modifications to the Governing Documents.
      To the extent required by any Regulatory Body or otherwise deemed advisable by the Committee, develop, implement, review and monitor an orientation and education program for members of the Board.

Oversight of the Evaluation of the Board and Management.
      Evaluate and determine an appropriate response to credible evidence indicating violation(s) of or non-compliance with the Code of Business Conduct or the Governing Documents after consulting with legal counsel, including reporting any violation of law to any appropriate Regulatory Body.
      Determine criteria for evaluating any and all requests for waivers of the Code of Business Conduct, evaluate any such requests submitted by directors or executive officers, make a recommendation to the Board whether to grant any requests for waivers submitted by directors or executive officers and establish a process for prompt public disclosure upon the grant of any such waivers for directors or executive officers as may be required by any Regulatory Body.
      Review and recommend to the Board an appropriate course of action upon the resignation of any executive officer and review the qualifications for service of any potential new executive officers.
      At the request of the Board, conduct a performance evaluation of the Board to determine whether it and its committees are functioning effectively.

Shareholder Proposals.
      Review all shareholder proposals submitted to the Company (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission thereof and recommend to the Board appropriate action on each such proposal.

General.
      To the extent deemed appropriate by the Committee, engage outside counsel, service providers and/or independent consultants at the Company’s expense to review, or assist with, any matter for which it is responsible and approve the terms of engagement and fees of any outside counsel and/or independent consultants and terminate any such engagement if necessary.
      Take such other actions regarding the Company’s corporate governance that the Committee shall reasonably deem to be appropriate and in the best interests of the Company and its shareholders or as shall otherwise be required by any Regulatory Body.
ARTICLE III
Annual Performance Evaluation of the Committee
      The Committee shall conduct a self-evaluation at least annually to determine whether it is functioning effectively, and the Committee shall provide the results of such evaluation to the Board for discussion. The assessment may include an evaluation of the Committee’s contribution as a whole and a review of any specific areas in which the Committee believes it can make a better contribution to the governance of the Company. The purpose of any review should be to improve the performance of the unit and not to target the performance of any individual Committee member.
ARTICLE IV
Committee Composition and Procedures

Independence Requirements.
      Each Committee member shall meet any applicable independence requirements promulgated by any Regulatory Body.

Number of Members.
      The Committee shall be comprised of a minimum of three members of the Board; provided, however, that if fewer than three directors who meet the applicable independence requirements promulgated by any Regulatory Body sit on the Board, the Committee shall be comprised of such lesser number as the Board from time to time may designate.

Committee Member Appointment and Removal
      Members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless the Board elects a Chair, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Committee Structure and Operations.
      The Committee may delegate its authority to subcommittees as it deems appropriate.

Meetings of the Committee; Quorum.
      The Committee shall meet as necessary, but at least annually, to enable it to fulfill its goals and responsibilities as set forth herein. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the action of a majority of those present, after determining a quorum, shall be the act of the Committee.

Committee Reporting to the Board.
      The Committee shall report its findings to the Board and shall keep written minutes of its meetings, which shall be recorded and filed with the books and records of the Company.

Appendix C
AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN

1.	Purpose and Eligibility.
      The purpose of this Amended and Restated 2000 Stock Option and Incentive Plan (the “Plan”) of Evergreen Solar, Inc. (the “Company”) is to provide stock options and other equity interests in the Company (each an “Award”) to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a “Participant.” Additional definitions are contained in Section 8.

2.	Administration.
      a. ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, subject to Section 8(g), to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.
      b. APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean such Committee or the Board.
      c. DELEGATION TO EXECUTIVE OFFICERS. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.	Stock Available for Awards.
      a. NUMBER OF SHARES. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock, $.01 par value, of the Company (the “Common Stock”) that may be issued pursuant to the Plan is ten million six hundred and fifty thousand shares (10,650,000). If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 10,650,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. No more than 5% of the total number of shares authorized for issuance pursuant to this Plan may be granted as Restricted Stock Awards, Performance Shares, Stock Appreciation Rights or other share-based Awards (other than Options) which vest within less than one year after the date of grant. With respect to such Awards in excess of 5% of the total number of shares authorized for issuance pursuant to this Plan (i) the vesting period for Awards with performance-based vesting provisions shall not be less than one (1) year and (ii) the vesting period for Awards with time-based vesting provisions shall not be less than three (3) years.
      b. PER-PARTICIPANT LIMIT. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 500,000 shares of Common Stock.
      c. ADJUSTMENT TO COMMON STOCK. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 8(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4.	Stock Options.
      a. GENERAL. The Board may grant options to purchase Common Stock (each, an “Option” and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.
      b. INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option”.
      c. EXERCISE PRICE. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement. The exercise price for an Option shall not be less than 100% of the fair market value per share of Common Stock on the date of grant.
      d. DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement. Each Option shall terminate no later than ten (10) years from the date of grant.
      e. EXERCISE OF OPTION. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.
      f. PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

(i) by check payable to the order of the Company;

(ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.	Restricted Stock.
      a. GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).
      b. TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.
      c. SECTION 162(m) PERFORMANCE RESTRICTIONS. For purposes of qualifying Restricted Stock Awards as “performance-based compensation “under Section 162(m) of the Code, the Board, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Board on or before the latest date permissible to enable the Restricted Stock Award to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting a Restricted Stock Award which is intended to qualify under Section 162(m) of the Code, the Board shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

6.	Stock Appreciation Rights.
      a. GRANT. Subject to the terms and conditions of the Plan, Stock Appreciation Rights (“SARs”) may be granted to Participants at any time and from time to time as shall be determined by the Board, in its sole discretion. The Board shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any fiscal year no Participant may be granted SARs covering more than 500,000 Shares.
      b. EXERCISE PRICE AND OTHER TERMS. The Board, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of an SAR shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant.
      c. SAR AGREEMENT. Each SAR shall be evidence by a written award agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise and such other terms and conditions as the Board, in its sole discretion, shall determine.
      d. EXPIRATION OF SARS. A SAR granted under the Plan shall expire upon the date determined by the Board, in its sole discretion, and set forth in the award agreement.
      e. PAYMENT OF SAR AMOUNT. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the fair market value of a share of Common Stock on the date of exercise over the exercise price; multiplied by

(ii) The number of shares of Common Stock with respect to which the SAR is exercised.
      f. PAYMENT UPON EXERCISE. At the discretion of the Board, payment for a SAR may be in cash, shares of Common Stock or a combination thereof.

7.	Performance Units and Performance Shares.
      a. GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. Performance Units and Performance Shares may be granted to individuals eligible to receive Awards under the Plan at any time and from time to time, as shall be determined by the Board, in its sole discretion.
      b. NUMBER OF SHARES. The Board will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant, provided that during any fiscal year of the Company, no Participant shall be granted either (i) Performance Units with an initial value greater than 500,000 shares of Common Stock or (ii) more than 500,000 Performance Shares, with such grants in the aggregate being subject to the Section 3(b) 500,000 share limit.
      c. VALUE OF PERFORMANCE UNITS/ SHARES. Each Performance Unit shall have an initial value established by the Board on or before the date of grant. Each Performance Share shall have an initial value equal to the fair market value of a share of Common Stock on the date of grant.
      d. PERFORMANCE OBJECTIVES AND OTHER TERMS. The Board will set performance objectives or other vesting provisions (including, without limitation, continued status as a service provider of the Company or subsidiary) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Participants. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each award of Performance Units or Performance Shares will be evidenced by an award agreement that will specify the Performance Period, and such other terms and conditions as the Board, in its sole discretion, will determine. The Board may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Board in its discretion.
      e. SECTION 162(m) PERFORMANCE OBJECTIVES. For purposes of qualifying grants of Performance Units or Performance Shares as “performance-based compensation” under Section 162(m) of the Code, the Board, in its discretion, may determine that the performance objectives applicable to Performance Units or Performance Shares shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Performance Shares to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Performance Units or Performance Shares which are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units/ Shares under Section 162(m) of the Code (e.g., in determining the Performance Goals).
      f. EARNING OF PERFORMANCE UNITS OR PERFORMANCE SHARES. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit or Performance Share, the Board, in its sole discretion, may reduce or waive any performance objective or other vesting provisions for such Performance Unit or Performance Share.
      g. FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS OR PERFORMANCE SHARES. Payment of earned Performance Units or Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Board, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash, in shares of Common Stock (which have an aggregate fair market value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.
      h. CANCELLATION OF PERFORMANCE UNITS OR PERFORMANCE SHARES. On the date set forth in the award agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company, and again will be available for grant under the Plan.

8.	General Provisions Applicable to Awards.
      a. TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.
      b. DOCUMENTATION. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.
      c. BOARD DISCRETION. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.
      d. TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.
      e. ACQUISITION OF THE COMPANY.
      (i) CONSEQUENCES OF AN ACQUISITION. Unless otherwise expressly provided in the applicable Option or Award, upon the occurrence of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 8(e)(i), also the “Board”), shall, as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, upon written notice to the affected optionees, provide that one or more Options then outstanding shall become immediately exercisable in full or in part and that such Options must be exercised within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or provide that one or more Options then outstanding shall become immediately exercisable in full or in part and shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to such Options over the exercise price thereof.
      (ii) ACQUISITION DEFINED. An “Acquisition” shall mean: (x) any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.
      (iii) ASSUMPTION OF OPTIONS UPON CERTAIN EVENTS. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions, as the Board considers appropriate in the circumstances.

      (iv) PARACHUTE AWARDS. If, in connection with an Acquisition, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); PROVIDED, HOWEVER, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iv) shall be made by the Company.
      f. WITHHOLDING. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.
      g. AMENDMENT OF AWARDS. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant. Notwithstanding the foregoing, the Board may not amend the terms of any Option to reduce the option price. Neither may the Board, without the approval of shareholders, cancel any Option and grant a new Option with a lower option price such that the effect would be the same as reducing the option price.
      h. CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
      i. ACCELERATION. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

9.	Miscellaneous.
      a. DEFINITIONS.
      (i) “ANNUAL REVENUE” means the Company’s or a business unit’s net sales for the fiscal year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the fiscal year, the Board shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.
      (ii) “CASH POSITION” means the Company’s level of cash and cash equivalents.
      (iii) “COMPANY” for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Evergreen Solar, Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of Evergreen Solar, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.
      (iv) “CODE” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.
      (v) “EARNINGS PER SHARE” means as to any fiscal year, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.
      (vi) “EMPLOYEE” for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company.
      (vii) “INDIVIDUAL OBJECTIVES” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Board (in its discretion).
      (viii) “NET INCOME” means as to any fiscal year, the income after taxes of the Company for the fiscal year determined in accordance with generally accepted accounting principles, provided that prior to the fiscal year, the Board shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.
      (ix) “OPERATING CASH FLOW” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally accepted accounting principles.
      (x) “OPERATING INCOME” means the Company’s or a business unit’s income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.
      (xi) “PERFORMANCE GOALS” means the goal(s) (or combined goal(s)) determined by the Board (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Earnings Per Share, (d) Individual Objectives, (e) Net Income, (f) Operating Cash Flow, (g) Operating Income, (h) Return on Assets, (i) Return on Equity, (j) Return on Sales, and (k) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award.
      (xii) “RETURN ON ASSETS” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.
      (xiii) “RETURN ON EQUITY” means the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.
      (xiv) “RETURN ON SALES” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

      (xv) “TOTAL SHAREHOLDER RETURN” means the total return (change in share price plus reinvestment of any dividends) of a share of Company Common Stock.
      b. NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.
      c. NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.
      d. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon adoption by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.
      e. AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.
      f. GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Delaware, without regard to any applicable conflicts of law.

Appendix D
EVERGREEN SOLAR, INC.
AMENDED AND RESTATED 2000 EMPLOYEE STOCK PURCHASE PLAN
ARTICLE I
Purpose
      This Amended and Restated 2000 Employee Stock Purchase Plan (the “Plan”) is intended to encourage stock ownership by all eligible employees of Evergreen Solar, Inc. (the “Company”), a Delaware corporation, and its participating subsidiaries (as defined in Article XVII) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”).
ARTICLE II
Administration of the Plan
      The Plan may be administered by a committee appointed by the Board of Directors of the Company (the “Committee”). The Committee shall consist of not less than two members of the Company’s Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee may select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.
      The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.
      In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word “Committee” wherever used herein shall be deemed to mean the Board of Directors.
ARTICLE III
Eligible Employees
      All employees of the Company or any of its participating subsidiaries whose customary employment is more than 20 hours per week and for more than five months in any calendar year and who have completed 90 days of employment on or before the first day of a Payment Period (as hereinafter defined) shall be eligible to receive options under the Plan to purchase common stock of the Company, and all eligible employees shall have the same rights and privileges hereunder. Persons who are eligible employees on the first business day of any Payment Period (as defined in Article V) shall receive their options as of such day. Persons who become eligible employees after any date on which options are granted under the Plan shall be granted options on the first day of the next succeeding Payment Period on which options are granted to eligible employees under the Plan. In no event, however, may an employee be granted an option if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms “parent corporation” and “subsidiary corporation” are defined in Section 424(e) and

(f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.
ARTICLE IV
Stock Subject to the Plan
      The stock subject to the options under the Plan shall be shares of the Company’s authorized but unissued common stock, par value $.01 per share (the “Common Stock”), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 500,000, subject to adjustment as provided in Article XII. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.
ARTICLE V
Payment Period and Stock Options
      The first Payment Period during which payroll deductions will be accumulated under the Plan shall commence on the first day of the first calendar month following effectiveness of the Form S-8 registration statement filed with the Securities and Exchange Commission covering the shares to be issued pursuant to the Plan (the “Commencement Date”) and shall end on the next succeeding January 31 or July 31, whichever comes first, following at least six months after the Commencement Date. For the remainder of the duration of the Plan, Payment Periods shall consist of the six-month periods commencing on February 1 and August 1 and ending on July 31 and January 31, respectively, of each calendar year.
      Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, up to a number of shares of Common Stock determined by dividing such eligible employee’s payroll deductions accumulated prior to the exercise date and retained in such eligible employee’s account by the applicable purchase price (subject to any share purchase limitation imposed by the Committee), on condition that such employee remains eligible to participate in the Plan throughout the remainder of such Payment Period. The participant shall be entitled to exercise the option so granted only to the extent of the participant’s accumulated payroll deductions on the last day of such Payment Period. The Option Price per share for each Payment Period shall be the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period and (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period, in either event rounded up to the nearest cent; provided, however, that the Committee on a uniform and nondiscriminatory basis may establish a higher Option Price from time to time with respect to options that have not been granted under the Plan. The Committee in its discretion may establish a limit on the maximum number of shares of Common Stock that eligible employees will be permitted to purchase during any Payment Period. The foregoing share limitation, if any and the Option Price shall be subject to adjustment as provided in Article XII.
      For purposes of the Plan, the term “average market price” on any date means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.
      For purposes of the Plan, the term “business day” means a day on which there is trading on the NASDAQ National Market or the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph; and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in Massachusetts.
      No employee shall be granted an option which permits the employee’s right to purchase stock under the Plan, and under all other Section 423(b) employee stock purchase plans of the Company and any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. If the participant’s accumulated payroll deductions on the last day of the Payment Period would otherwise enable the participant to purchase Common Stock in excess of the Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.
ARTICLE VI
Exercise of Option
      Each eligible employee who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant’s accumulated payroll deductions on such date will pay for at the Option Price, subject to any applicable share purchase limitation and the Section 423(b)(8) limitation described in Article V. If the individual is not a participant on the last day of a Payment Period, then he or she shall not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in a participant’s account at the end of a Payment Period by reason of the inability to purchase a fractional share shall be carried forward to the next Payment Period.
ARTICLE VII
Authorization for Entering the Plan
      An employee may elect to enter the Plan by filling out, signing and delivering to the Company an authorization:

A. Stating the percentage to be deducted regularly from the employee’s pay;

B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and

C. Specifying the exact name or names in which stock purchased for the employee is to be issued as provided under Article XI hereof.
      Such authorization must be received by the Company at least ten days before the first day of the next succeeding Payment Period and shall take effect only if the employee is an eligible employee on the first business day of such Payment Period.
      Unless a participant files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.
      The Company will accumulate and hold for each participant’s account the amounts deducted from his or her pay. No interest will be paid on these amounts.

ARTICLE VIII
Maximum Amount of Payroll Deductions
      An employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee’s total compensation, including base pay or salary and any overtime, bonuses or commissions.
ARTICLE IX
Change in Payroll Deductions
      Deductions may not be increased or decreased during a Payment Period. However, a participant may withdraw in full from the Plan.
ARTICLE X
Withdrawal from the Plan
      A participant may withdraw from the Plan (in whole but not in part) at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company.
      To reenter the Plan, an employee who has previously withdrawn must file a new authorization at least ten days before the first day of the next Payment Period in which he or she wishes to participate. The employee’s reentry into the Plan becomes effective at the beginning of such Payment Period, provided that he or she is an eligible employee on the first business day of the Payment Period.
ARTICLE XI
Issuance of Stock
      Certificates for stock issued to participants shall be delivered as soon as practicable after each Payment Period by the Company’s transfer agent.
      Stock purchased under the Plan shall be issued only in the name of the participant, or if the participant’s authorization so specifies, in the name of the participant and another person of legal age as joint tenants with rights of survivorship.
ARTICLE XII
Adjustments
      Upon the happening of any of the following described events, a participant’s rights under options granted under the Plan shall be adjusted as hereinafter provided:

A. In the event that the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company, each participant shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock that such participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each participant upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which the participant is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which the participant would have received if the participant had been the holder of the shares as to which the participant is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

      Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article IV hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article V shall also be approximately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A or B shall be made only after the Committee, based on advice of counsel for the Company, determines whether such adjustments would constitute a “modification” (as that term is defined in Section 424 of the Code). If the Committee determines that such adjustments would constitute a modification, it may refrain from making such adjustments. If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”) shall, with respect to options then outstanding under the Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options either (a) the consideration payable with respect to the outstanding shares of the Common Stock in connection with the Acquisition, (b) shares of stock of the successor corporation, or a parent or subsidiary of such corporation, or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such options immediately preceding the Acquisition; or (ii) terminate each participant’s options in exchange for a cash payment equal to the excess of (a) the fair market value on the date of the Acquisition, of the number of shares of Common Stock that the participant’s accumulated payroll deductions as of the date of the Acquisition could purchase, at an option price determined with reference only to the first business day of the applicable Payment Period and subject to any applicable share purchase limit, Code Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase, over (b) the result of multiplying such number of shares by such option price.
      The Committee or Successor Board shall determine the adjustments to be made under this Article XII, and its determination shall be conclusive.
ARTICLE XIII
No Transfer or Assignment of Employee’s Rights
      An option granted under the Plan may not be transferred or assigned and may be exercised only by the participant.
ARTICLE XIV
Termination of Employee’s Rights
      Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan shall immediately terminate, and the Company shall promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan. Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the participant’s right to reemployment is guaranteed either by statute or by contract, if longer than 90 days.
ARTICLE XV
Termination and Amendments to Plan
      Unless terminated sooner as provided below, the Plan shall terminate on December 31, 2009. The Plan may be terminated at any time by the Company’s Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.
      The Committee or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) increase the number of shares that may be issued under the Plan; (ii) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or (iii) cause Rule 16b-3 under the Securities Exchange Act of 1934 to become inapplicable to the Plan.
ARTICLE XVI
Limits on Sale of Stock Purchased under the Plan
      The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws and subject to any restrictions imposed under Article XXI to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.
ARTICLE XVII
Participating Subsidiaries
      The term “participating subsidiary” shall mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.
ARTICLE XVIII
Optionees Not Stockholders
      Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.
ARTICLE XIX
Application of Funds
      The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.
ARTICLE XX
Notice to Company of Disqualifying Disposition
      By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Payment Period in which such Common Stock was acquired. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as “disqualifying dispositions” under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.
ARTICLE XXI
Withholding of Additional Income Taxes
      By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant’s compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant’s compensation, when amounts are added to the participant’s account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under Article VII will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant’s accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.
ARTICLE XXII
Governmental Regulations
      The Company’s obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.
      Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common Stock issued under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.
ARTICLE XXIII
Governing Law
      The validity and construction of the Plan shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

PROOF # 3

EVERGREEN SOLAR, INC.
Proxy for Annual Meeting of Stockholders
July 15, 2005
THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard M. Feldt and Richard G. Chleboski, and each of them, as proxyholders and attorneys in fact of the undersigned, with full power of substitution to vote all shares of stock of Evergreen Solar, Inc. (the “Company”) which the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders of Evergreen Solar, Inc. to be held on Friday, July 15, 2005, at 11:00 a.m. Eastern Time, at the Royal Plaza Hotel & Trade Center, 181 Boston Post Road West, Marlboro, MA 01752, and at any continuation or adjournments thereof, with all powers that the undersigned would have if personally present at the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated on or about May 27, 2005, and a copy of the Evergreen Solar, Inc. Annual Report on Form 10-K and its subsequent amendment for the fiscal year ended December 31, 2004. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Evergreen Solar, Inc., gives notice of such revocation.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

Evergreen Solar, Inc.

July 15, 2005

PROOF # 2

PROXY VOTING INSTRUCTIONS

VOTE BY MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR-
VOTE BY TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
-OR-
VOTE BY INTERNET-Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM
Eastern Time the day before the cut-off or meeting date.

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

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The Board of Directors unanimously recommends a vote “FOR” the listed nominees and a vote “FOR” each of proposals 2, 3 and 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

1.	To elect two members to the Board of Directors each to serve as Class II Directors for a three-year term:

NOMINEES:
☐	FOR ALL NOMINEES	¡ Charles J. McDermott ¡ Dr. Gerald L. Wilson

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See Instructions baton)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that charges to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.	☐	☐	☐

3.	To approve the amendment and restatement of the Company’s Amended 2000 Stock Option and Incentive Plan.	☐	☐	☐

4.	To approve the amendment and restatement of the Company’s 2000 Employee Stock Purchase Plan.	☐	☐	☐

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005; FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S AMENDED 2000 STOCK OPTION AND INCENTIVE PLAN; AND FOR THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S 2000 EMPLOYEE STOCK PURCHASE PLAN.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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